THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS

                               SEMI-ANNUAL REPORT
                               September 30, 1999
                                  (Unaudited)

                          FBP Contrarian Balanced Fund
                           FBP Contrarian Equity Fund


THE FLIPPIN, BRUCE & PORTER FUNDS

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

TRANSFER AGENT AND
SHAREHOLDER SERVICING AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
   and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                          NOVEMBER 5, 1999
================================================================================

We would like to report on your Fund and its investments for the semi-annual period ended September 30,1999. The following table displays the total return (capital change plus income) of the Funds for this and longer time periods.

                                                                        Since
                                                         Five Years   Inception
                                   Six Months  One Year  Annualized  Annualized
                                   --------------------------------------------
FBP Contrarian Equity Fund ......... -1.5%       25.9%      18.7%      17.0%
FBP Contrarian Balanced Fund ....... -1.2%       18.4%      15.4%      11.6%

REVIEW AND OUTLOOK

Just as a year ago, the Funds' semi-annual period ended during a very difficult time for the equity markets, although the results above do not indicate as much. Volatility has been quite high over the past six months as stocks were strong the first three, then reversed course and moved downward. With a sound economy, growing earnings, low unemployment and historically low inflation, why would stocks perform so poorly? Stock prices are discounting a number of concerns that are not new, but have become heightened. Rising interest rates, inflationary fears, a falling dollar and Year 2000 computer problems head the list.


Valuations have been high by historical standards and, with rising interest rates, some contraction in price/earnings ratios was reasonable. However, we believe the majority of the increase in interest rates is behind us. Inflation has picked up since last year, particularly in commodity-sensitive producer prices, as a result of an expanding world economy. Conversely, productivity and global competition should hold consumer inflation to a reasonable 2.5% next year.

The U.S. economy is expected to remain strong through the end of 1999. Some weakness is likely early next year if production accelerates in the fourth quarter due to Y2K concerns. After a first quarter adjustment, the economy should get back on a growth track. The dollar's weakness against the Japanese Yen is more a reflection of their recovering economy and financial markets than of U.S. weakness. Y2K concerns, which are widely anticipated, are unjustified in our opinion. There may well be some minor problems, but we expect little meaningful disruption. The long-term effects of this preparation and technology improvement should reap productivity benefits for several years.

Year 2000 issues have also affected the fixed-income markets. Abnormally wide credit spreads are the result of new issuance and altered buying patterns. Thus, corporate and agency bonds again appear attractive, and we will be adding to positions in the Balanced Fund during the current quarter. Spreads should narrow as we enter the New Year as both buyers and sellers return to more normal investment patterns.

The Funds' equity performance from the end of June through September trailed the markets, giving back the outperformance experienced earlier in this semi-annual period. Several unexpected earnings shortfalls, as well as the resurgence of growth stocks, were the causes. With the overall market having corrected 20% or more from its high and value stocks once again being accorded very depressed valuations, tremendous opportunity is present. A two-tiered market exists again with technology and other growth issues supported by very high valuations and most everything else left behind. Our portfolios are trading at 17.5 times next year's earnings versus 23 times for the S&P 500 Index. Approximately one half of our companies are trading at an average of 10.9 times earnings. Valuations at these levels should prove to be quite rewarding over time. We expect a strong calendar fourth quarter when considering valuation and fundamentals, but if Y2K worries delay a rebound, then the first quarter of next year should be quite strong.

Thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


John T. Bruce, CFA
Vice President-Portfolio Manager

COMPARATIVE CHARTS

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% bonds. Balanced funds have the growth potential to outpace inflation, but they will typically be outperformed by a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                           FBP Contrarian Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
   Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                             Sept 99
                                             -------
FBP Contrarian Equity Fund                   $26,296
Standard & Poor's 500 Index                  $32,630
Consumer Price Index                         $11,571

Past performance is not predictive of future performance.

                      ------------------------------------
                           FBP Contrarian Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years   Since Inception*
                      25.86%     18.74%        16.95%
                      ------------------------------------

             * Initial public offering of shares was July 30, 1993


                          FBP Contrarian Balanced Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
  Balanced Fund, the Stancerd & Poor's 500 Index and the Consumer Price Index

                                             Sept 99
                                             -------
FBP Contrarian Balanced Fund                 $30,767
Standard & Poor's 500 Index                  $52,381
Consumer Price Index                         $13,485

Past performance is not predictive of future performance.


                      ------------------------------------
                          FBP Contrarian Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years   Since Inception*
                      18.40%     15.43%        11.59%
                      ------------------------------------

              * Initial public offering of shares was July 3, 1989

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
     Shares    COMMON STOCKS -- 96.1%                                   Value
--------------------------------------------------------------------------------
               CHEMICALS -- 2.8%
      7,000    Dow Chemical Company ...........................     $    795,375
     11,500    Ethyl Corporation ..............................           44,563
     20,000    Great Lakes Chemical Corporation ...............          761,250
                                                                    ------------
                                                                       1,601,188
                                                                    ------------
               COMMERCIAL BANKING -- 10.2%
     45,000    Banc One Corporation ...........................        1,566,562
     28,000    BankAmerica Corporation ........................        1,559,250
     16,000    Chase Manhattan Corporation ....................        1,206,000
     31,875    Citigroup, Inc. ................................        1,402,500
                                                                    ------------
                                                                       5,734,312
                                                                    ------------
               COMMUNICATIONS-- 2.5%
     11,500    GTE Corporation ................................          884,063
     18,000    Harris Corporation .............................          497,250
     25,000    Paging Network, Inc.(a) ........................           25,781
                                                                    ------------
                                                                       1,407,094
                                                                    ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 12.1%
     40,000    Compaq Computer Corporation ....................          917,500
     20,000    Electronic Data Systems Corporation ............        1,058,750
      9,600    Hewlett-Packard Company(b) .....................          883,200
     24,000    International Business Machines Corporation ....        2,913,000
     50,000    Novell, Inc.(a) ................................        1,034,375
                                                                    ------------
                                                                       6,806,825
                                                                    ------------
               CONSUMER GOODS & SERVICES -- 7.6%
     84,000    Archer-Daniels-Midland Company .................        1,023,750
     76,000    Cendant Corporation(a) .........................        1,349,000
     25,000    Philip Morris Companies, Inc. ..................          854,687
     40,000    Shaw Industries, Inc. ..........................          635,000
     13,000    UST, Inc. ......................................          392,438
                                                                    ------------
                                                                       4,254,875
                                                                    ------------
               DRUGS/MEDICAL EQUIPMENT-- 9.7%
     19,925    Amgen, Inc.(a)(b) ..............................        1,623,888
     16,000    Bristol-Myers Squibb Company ...................        1,080,000
      6,000    Johnson & Johnson ..............................          551,250
     35,000    Mallinckrodt, Inc. .............................        1,056,562
      7,600    Merck & Company, Inc. ..........................          492,575
     13,000    Pharmacia & Upjohn, Inc. .......................          645,125
                                                                    ------------
                                                                       5,449,400
                                                                    ------------
               DURABLE GOODS -- 4.3%
     20,000    Engelhard Corporation ..........................          363,750
      4,150    General Electric Company .......................          492,034
     80,325    Waste Management, Inc. .........................        1,546,256
                                                                    ------------
                                                                       2,402,040
                                                                    ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     Shares    COMMON STOCKS -- 96.1% (Continued)                       Value
--------------------------------------------------------------------------------
               FINANCE -- 4.7%
     25,000    SLM Holding Corporation ........................     $  1,075,000
     37,000    The St. Paul Companies, Inc. ...................        1,017,500
     50,500    United Dominion Realty .........................          564,969
                                                                    ------------
                                                                       2,657,469
                                                                    ------------
               FUNERAL SERVICES -- 1.9%
    100,000    Service Corporation International ..............        1,056,250
                                                                    ------------
               HUMAN RESOURCES -- 0.9%
     50,000    Olsten Corporation .............................          521,875
                                                                    ------------
               INSURANCE -- 2.9%
     24,400    Aetna Life & Casualty Company ..................        1,201,700
      6,600    Marsh & McLennan Companies, Inc. ...............          452,100
                                                                    ------------
                                                                       1,653,800
                                                                    ------------
               OIL & OIL DRILLING -- 6.0%
     16,400    Equitable Resources, Inc. ......................          620,125
     15,000    Kerr-McGee Corporation .........................          825,938
     18,200    Schlumberger Limited ...........................        1,134,088
     20,000    Sonat, Inc. ....................................          793,750
                                                                    ------------
                                                                       3,373,901
                                                                    ------------
               PACKAGING -- 2.8%
     63,500    Crown Cork & Seal Company, Inc. ................        1,539,875
                                                                    ------------
               PHOTOGRAPHICAL PRODUCTS-- 2.7%
     20,000    Eastman Kodak Company ..........................        1,508,750
                                                                    ------------
               PRINTING -- 2.7%
     52,300    R. R. Donnelley & Sons Company .................        1,510,162
                                                                    ------------
               RETAIL STORES -- 16.3%
     12,000    Applebee's International, Inc. .................          404,250
     19,000    Avado Brands, Inc. .............................          106,875
     65,000    CBRL Group, Inc. ...............................        1,007,500
     30,000    Circuit City Stores, Inc.(b) ...................        1,265,625
     83,000    Dilliard's, Inc. ...............................        1,685,937
     32,000    IKON Office Solutions, Inc. ....................          342,000
     45,000    K-Mart Corporation(a) ..........................          525,937
     60,000    The Pep Boys - Manny, Moe & Jack ...............          892,500
    115,000    Toys R Us, Inc.(a) .............................        1,725,000
     25,400    Wal-Mart Stores, Inc. ..........................        1,208,088
                                                                    ------------
                                                                       9,163,712
                                                                    ------------
               TRANSPORTATION -- 5.3%
     22,000    FDX Corporation(a) .............................          852,500
     30,000    Trinity Industries, Inc. .......................          926,250
     25,000    Union Pacific Corporation ......................        1,201,563
                                                                    ------------
                                                                       2,980,313
                                                                    ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     Shares    COMMON STOCKS -- 96.1% (Continued)                       Value
--------------------------------------------------------------------------------
               TRAVEL & INVESTMENT SERVICES-- 0.7%
      3,000    American Express Company(b) ....................     $    403,875
                                                                    ------------

               TOTAL COMMON STOCKS-- 96.1% (COST $44,348,128)       $ 54,025,716

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.9% ...        2,170,530
                                                                    ------------

               NET ASSETS-- 100.0% ............................     $ 56,196,246
                                                                    ============

(a)  Non-income producing security.

(b)  Security covers a call option.

================================================================================
FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
                                                          Market
    Option                                               Value of     Premiums
  Contracts    COVERED CALL OPTIONS                       Options      Received
--------------------------------------------------------------------------------
               American Express Company,
         15        10/16/99 at $150 ...............      $    375      $  9,877
               Amgen, Inc.,
         50        10/16/99 at $80 ................        26,250        26,044
               Circuit City Stores, Inc.,
        140        10/16/99 at $47.50 .............         4,375        69,984
               Hewlett-Packard Company,
         30        11/20/99 at $110 ...............         2,812        23,701
         30        02/19/00 at $125 ...............         5,063        23,129
                                                         --------      --------
                                                         $ 38,875      $152,735
                                                         ========      ========

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
     Shares    COMMON STOCKS -- 69.8%                                   Value
--------------------------------------------------------------------------------
               CHEMICALS -- 2.5%
      8,200    Dow Chemical Company ...........................     $    931,725
     20,000    Ethyl Corporation ..............................           77,500
     14,100    Great Lakes Chemical Corporation ...............          536,681
                                                                    ------------
                                                                       1,545,906
                                                                    ------------
               COMMERCIAL BANKING -- 6.7%
     27,000    Banc One Corporation ...........................          939,938
     20,000    BankAmerica Corporation ........................        1,113,750
     15,350    Chase Manhattan Corporation ....................        1,157,006
     22,968    Citigroup, Inc. ................................        1,010,592
                                                                    ------------
                                                                       4,221,286
                                                                    ------------
               COMMUNICATIONS-- 2.6%
     15,000    GTE Corporation ................................        1,153,125
     17,000    Harris Corporation .............................          469,625
     34,500    Paging Network, Inc.(a) ........................           35,578
                                                                    ------------
                                                                       1,658,328
                                                                    ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 8.3%
     25,914    Compaq Computer Corporation ....................          594,402
     20,000    Electronic Data Systems Corporation ............        1,058,750
      6,100    Hewlett-Packard Company(b) .....................          561,200
     17,600    International Business Machines Corporation ....        2,136,200
     43,000    Novell, Inc.(a) ................................          889,562
                                                                    ------------
                                                                       5,240,114
                                                                    ------------
               CONSUMER GOODS & SERVICES -- 5.5%
     66,150    Archer-Daniels-Midland Company .................          806,203
     70,000    Cendant Corporation(a) .........................        1,242,500
     19,300    Philip Morris Companies, Inc. ..................          659,819
     29,000    Shaw Industries, Inc. ..........................          460,375
      8,500    UST, Inc. ......................................          256,594
                                                                    ------------
                                                                       3,425,491
                                                                    ------------
               DRUGS/MEDICAL EQUIPMENT-- 7.9%
     14,000    Amgen, Inc.(a)(b) ..............................        1,141,000
     12,200    Bristol-Myers Squibb Company ...................          823,500
     10,000    Johnson & Johnson ..............................          918,750
     28,000    Mallinckrodt, Inc. .............................          845,250
      6,400    Merck & Company, Inc. ..........................          414,800
     16,700    Pharmacia & Upjohn, Inc. .......................          828,738
                                                                    ------------
                                                                       4,972,038
                                                                    ------------
               DURABLE GOODS -- 3.7%
     15,000    Engelhard Corporation ..........................          272,812
      9,000    General Electric Company .......................        1,067,063
     51,600    Waste Management, Inc.(a) ......................          993,300
                                                                    ------------
                                                                       2,333,175
                                                                    ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     Shares    COMMON STOCKS -- 69.8% (Continued)                       Value
--------------------------------------------------------------------------------
               FINANCE -- 3.8%
     24,000    SLM Holding Corporation ........................     $  1,032,000
     29,000    The St. Paul Companies, Inc. ...................          797,500
     50,000    United Dominion Realty .........................          559,375
                                                                    ------------
                                                                       2,388,875
                                                                    ------------
               FUNERAL SERVICES -- 1.0%
     60,000    Service Corporation International ..............          633,750
                                                                    ------------
               HUMAN RESOURCES -- 0.8%
     50,000    Olsten Corporation .............................          521,875
                                                                    ------------
               INSURANCE -- 3.0%
      8,300    Aetna Life & Casualty Company ..................          408,775
      8,750    American International Group ...................          760,703
     10,000    Marsh & McLennan Companies, Inc. ...............          685,000
                                                                    ------------
                                                                       1,854,478
                                                                    ------------
               OIL & OIL DRILLING -- 4.3%
      6,800    Equitable Resources, Inc. ......................          257,125
     10,000    Kerr-McGee Corporation .........................          550,625
     17,500    Schlumberger Limited ...........................        1,090,469
     20,000    Sonat, Inc. ....................................          793,750
                                                                    ------------
                                                                       2,691,969
                                                                    ------------
               PACKAGING -- 1.6%
     42,000    Crown Cork & Seal Company, Inc. ................        1,018,500
                                                                    ------------
               PHOTOGRAPHICAL PRODUCTS-- 1.3%
     11,000    Eastman Kodak Company ..........................          829,813
                                                                    ------------
               PRINTING -- 1.2%
     25,000    R. R. Donnelley & Sons Company .................          721,875
                                                                    ------------
               RETAIL STORES -- 10.5%
      8,200    Applebee's International, Inc. .................          276,238
     23,300    Avado Brands, Inc. .............................          131,062
     33,650    CBRL Group, Inc. ...............................          521,575
     21,200    Circuit City Stores, Inc.(b) ...................          894,375
     50,000    Dilliard's, Inc. ...............................        1,015,625
     34,000    IKON Office Solutions, Inc. ....................          363,375
     39,500    K-Mart Corporation(a) ..........................          461,656
     50,000    The Pep Boys - Manny, Moe & Jack ...............          743,750
     67,000    Toys R Us, Inc.(a) .............................        1,005,000
     25,000    Wal-Mart Stores, Inc. ..........................        1,189,063
                                                                    ------------
                                                                       6,601,719
                                                                    ------------
               TRANSPORTATION -- 3.3%
     20,200    FDX Corporation(a) .............................          782,750
     14,100    Trinity Industries, Inc. .......................          435,337
     17,200    Union Pacific Corporation ......................          826,675
                                                                    ------------
                                                                       2,044,762
                                                                    ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     Shares    COMMON STOCKS -- 69.8% (Continued)                       Value
--------------------------------------------------------------------------------
               TRAVEL & INVESTMENT SERVICES -- 1.8%
      8,300    American Express Company(b) ....................     $  1,117,387
                                                                    ------------

               TOTAL COMMON STOCKS (COST $27,788,310) .........     $ 43,821,341
                                                                    ------------

================================================================================
  Par Value    U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 15.2%          Value
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 12.0%
$   500,000        7.75%, due 01/31/00 ........................     $    504,375
  1,000,000        5.875%, due 06/30/00 .......................        1,003,750
  1,000,000        4.625%, due 12/31/00 .......................          989,063
    500,000        5.625%, due 02/28/01 .......................          500,157
  1,000,000        4.875%, due 03/31/01 .......................          989,375
    750,000        5.625%, due 05/15/01 .......................          749,766
    750,000        6.125%, due 12/31/01 .......................          756,797
    500,000        6.625%, due 04/30/02 .......................          510,937
    500,000        6.375%, due 08/15/02 .......................          508,125
    500,000        6.25%, due 02/15/03 ........................          506,563
    500,000        7.25%, due 05/15/04 ........................          527,344
                                                                    ------------
                                                                       7,546,252
                                                                    ------------
               FEDERAL HOME LOAN BANK BONDS -- 3.2%
  1,000,000        7.00%, due 07/02/09 ........................          985,069
  1,000,000        8.00%, due 08/19/14 ........................          989,352
                                                                    ------------
                                                                       1,974,421
                                                                    ------------

               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                   (COST $9,472,744) ..........................     $  9,520,673
                                                                    ------------

================================================================================
  Par Value    CORPORATE BONDS -- 11.8%                                 Value
--------------------------------------------------------------------------------
               FINANCE -- 6.1%
               Bankers Trust New York Corporation,
$   750,000        7.375%, due 05/01/08 .......................     $    748,092
               General Motors Acceptance Corporation,
  1,000,000        5.50%, due 01/14/02 ........................          976,066
               Green Tree Financial Corporation,
    750,000        7.55%, due 10/15/99 ........................          750,276
               Macsaver Financial Services,
    500,000        7.60%, due 08/01/07 ........................          340,000
               Northern Trust Company,
  1,000,000        7.10%, due 08/01/09 ........................          996,684
                                                                    ------------
                                                                       3,811,118
                                                                    ------------
               INDUSTRIAL -- 4.1%
               Baxter International, Inc.,
     75,000        9.25%, due 12/15/99 ........................           75,507
               Hertz Corporation,
  1,000,000        6.00%, due 01/15/03 ........................          974,336
               Hilton Hotels Corporation,
    300,000        7.70%, due 07/15/02 ........................          299,113
               The Kroger Company,
    250,000        7.65%, due 04/15/07 ........................          251,124

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
  Par Value    CORPORATE BONDS -- 11.8% (Continued)                     Value
--------------------------------------------------------------------------------
               INDUSTRIAL -- 4.1% (CONTINUED)
               Raychem Corporation,
$ 1,000,000        7.20%, due 10/15/08 ........................     $    994,059
                                                                    ------------
                                                                       2,594,139
                                                                    ------------
               UTILITIES -- 1.6%
               Ohio Power Company,
  1,000,000        6.75%, due 07/01/04 ........................          995,192
                                                                    ------------

               TOTAL CORPORATE BONDS (COST $7,542,357) ........     $  7,400,449
                                                                    ------------

================================================================================
     Shares    MONEY MARKETS -- 3.0%                                    Value
--------------------------------------------------------------------------------
  1,909,264    Firstar Stellar Treasury Fund (Cost $1,909,264)      $  1,909,264
                                                                    ------------

               TOTAL INVESTMENTS AT VALUE-- 99.8%
                   (COST $46,712,675) .........................     $ 62,651,727
                                                                    ------------
               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ...          105,247
                                                                    ------------

               NET ASSETS-- 100.0% ............................     $ 62,756,974
                                                                    ============

(a)  Non-income producing security.

(b)  Security covers a call option.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
                                                         Market
    Option                                              Value of       Premiums
  Contracts    COVERED CALL OPTIONS                      Options       Received
--------------------------------------------------------------------------------
               American Express Company,
         43        10/16/99 at $150 ...............     $  1,075       $ 28,315
               Amgen, Inc.,
         40        10/16/99 at $80 ................       21,000         20,835
               Circuit City Stores, Inc.,
        100        10/16/99 at $47.5 ..............        3,125         49,989
               Hewlett-Packard Company,
         20        11/20/99 at $110 ...............        1,875         15,800
         20        02/19/00 at $125 ...............        3,375         15,419
                                                        --------       --------
                                                        $ 30,450       $130,358
                                                        ========       ========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)

===================================================================================================
                                                                               FBP           FBP
                                                                           CONTRARIAN    CONTRARIAN
                                                                             EQUITY       BALANCED
                                                                              FUND          FUND
---------------------------------------------------------------------------------------------------
ASSETS
    Investments in securities:
        At acquisition cost ...........................................   $44,348,128   $46,712,675
                                                                          ===========   ===========

        At value (Note 1) .............................................   $54,025,716   $62,651,727
    Dividends and interest receivable .................................       106,463       329,022
    Receivable for securities sold ....................................        14,688        15,160
    Receivable for capital shares sold ................................     2,324,575         1,647
    Other assets ......................................................         6,584        12,283
                                                                          -----------   -----------
        TOTAL ASSETS ..................................................    56,478,026    63,009,839
                                                                          -----------   -----------
LIABILITIES
    Bank overdraft ....................................................       176,440            --
    Dividends payable .................................................        16,073        17,756
    Payable for capital shares redeemed ...............................           394       147,967
    Accrued investment advisory fees (Note 3) .........................        35,287        39,606
    Accrued administration fees (Note 3) ..............................         8,740         9,600
    Other accrued expenses and liabilities ............................         5,971         7,486
    Covered call options, at value (Notes 1 and 4)
        (premiums received $152,735 and $130,358, respectively) .......        38,875        30,450
                                                                          -----------   -----------
        TOTAL LIABILITIES .............................................       281,780       252,865
                                                                          -----------   -----------

NET ASSETS ............................................................   $56,196,246   $62,756,974
                                                                          ===========   ===========
Net assets consist of:
    Paid-in capital ...................................................   $45,552,546   $44,082,578
    Undistributed net investment income ...............................         5,901         1,882
    Accumulated net realized gains from security transactions .........       846,351     2,633,554
    Net unrealized appreciation on investments ........................     9,791,448    16,038,960
                                                                          -----------   -----------
Net assets ............................................................   $56,196,246   $62,756,974
                                                                          ===========   ===========

Shares of beneficial interest outstanding (unlimited number of shares
    authorized, no par value) .........................................     2,535,172     3,311,110
                                                                          ===========   ===========

Net asset value, offering price and redemption price per share (Note 1)   $     22.17   $     18.95
                                                                          ===========   ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

===================================================================================================
                                                                            FBP            FBP
                                                                         CONTRARIAN     CONTRARIAN
                                                                           EQUITY        BALANCED
                                                                            FUND           FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest ........................................................   $    38,258    $   617,137
    Dividends .......................................................       418,414        370,467
                                                                        -----------    -----------
        TOTAL INVESTMENT INCOME .....................................       456,672        987,604
                                                                        -----------    -----------
EXPENSES
    Investment advisory fees (Note 3) ...............................       199,058        250,280
    Administration fees (Note 3) ....................................        49,086         59,318
    Custodian fees ..................................................         6,677          5,651
    Professional fees ...............................................         4,100          5,930
    Postage and supplies ............................................         4,119          3,809
    Trustees' fees and expenses .....................................         3,780          3,780
    Registration fees ...............................................         3,216          4,161
    Printing of shareholder reports .................................         4,466          1,330
    Pricing costs ...................................................           721          2,249
    Insurance expense ...............................................           949          1,393
    Other expenses ..................................................           763          5,177
                                                                        -----------    -----------
        TOTAL EXPENSES ..............................................       276,935        343,078
                                                                        -----------    -----------

NET INVESTMENT INCOME ...............................................       179,737        644,526
                                                                        -----------    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
    Net realized gains on security transactions .....................       826,961      2,611,394
    Net realized gains on option contracts written ..................        19,390         22,160
    Net change in unrealized appreciation/depreciation on investments    (2,698,045)    (3,875,052)
                                                                        -----------    -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...................    (1,851,694)    (1,241,498)
                                                                        -----------    -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..........................   $(1,671,957)   $  (596,972)
                                                                        ===========    ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

=====================================================================================================================
                                                               FBP CONTRARIAN                  FBP CONTRARIAN
                                                                 EQUITY FUND                    BALANCED FUND
                                                        ------------------------------------------------------------
                                                         SIX MONTHS                      SIX MONTHS
                                                            ENDED           YEAR            ENDED           YEAR
                                                          SEPT. 30,         ENDED         SEPT. 30,         ENDED
                                                            1999          MARCH 31,         1999          MARCH 31,
                                                         (UNAUDITED)        1999         (UNAUDITED)        1999
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income ...........................   $    179,737    $    242,390    $    644,526    $  1,191,705
    Net realized gains on:
        Security transactions .......................        826,961         685,564       2,611,394       2,907,950
        Option contracts written ....................         19,390          40,022          22,160          45,055
    Net change in unrealized appreciation/
        depreciation on investments .................     (2,698,045)      2,399,274      (3,875,052)        954,092
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations     (1,671,957)      3,367,250        (596,972)      5,098,802
                                                        ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income ......................       (173,836)       (243,458)       (642,777)     (1,195,675)
    From net realized gains .........................             --        (725,822)             --      (2,953,025)
                                                        ------------    ------------    ------------    ------------
Decrease in net assets from
    distributions to shareholders ...................       (173,836)       (969,280)       (642,777)     (4,148,700)
                                                        ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold .......................     18,847,455       9,849,442       5,321,343       9,396,418
    Net asset value of shares issued in reinvestment
        of distributions to shareholders ............        147,286         836,052         606,345       4,014,589
    Payments for shares redeemed ....................     (5,930,584)     (3,427,898)     (6,893,678)     (5,338,725)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
    capital share transactions ......................     13,064,157       7,257,596        (965,990)      8,072,282
                                                        ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN
    NET ASSETS ......................................     11,218,364       9,655,566      (2,205,739)      9,022,384
NET ASSETS
    Beginning of period .............................     44,977,882      35,322,316      64,962,713      55,940,329
                                                        ------------    ------------    ------------    ------------
    End of period (including undistributed net
    investment income of $5,901, $0,
        $1,882 and $133, respectively) ..............   $ 56,196,246    $ 44,977,882    $ 62,756,974    $ 64,962,713
                                                        ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
    Sold ............................................        794,016         471,229         264,320         494,996
    Reinvested ......................................          6,308          39,117          30,427         213,289
    Redeemed ........................................       (257,960)       (164,500)       (339,749)       (284,114)
                                                        ------------    ------------    ------------    ------------
    Net increase (decrease) in shares outstanding ...        542,364         345,846         (45,002)        424,171
    Shares outstanding at beginning of period .......      1,992,808       1,646,962       3,356,112       2,931,941
                                                        ------------    ------------    ------------    ------------
    Shares outstanding at end of period .............      2,535,172       1,992,808       3,311,110       3,356,112
                                                        ============    ============    ============    ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================================
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                        SIX MONTHS
                                                          ENDED
                                                        SEPT. 30,                           YEARS ENDED MARCH 31,
                                                          1999       ---------------------------------------------------------------
                                                       (UNAUDITED)        1999         1998         1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $    22.57     $    21.45   $    16.08   $    14.21   $   11.21   $   10.15
                                                       ----------     ----------   ----------   ----------   ---------   ---------

Income (loss) from investment operations:
    Net investment income ..........................         0.07           0.13         0.19         0.22        0.24        0.21
    Net realized and unrealized gains (losses)
        on investments .............................        (0.40)          1.50         5.98         2.24        3.05        1.14
                                                       ----------     ----------   ----------   ----------   ---------   ---------
Total from investment operations ...................        (0.33)          1.63         6.17         2.46        3.29        1.35
                                                       ----------     ----------   ----------   ----------   ---------   ---------
Less distributions:
    Dividends from net investment income ...........        (0.07)         (0.13)       (0.19)       (0.22)      (0.24)      (0.23)
    Distributions from net realized gains ..........           --          (0.38)       (0.61)       (0.37)      (0.05)      (0.06)
                                                       ----------     ----------   ----------   ----------   ---------   ---------
Total distributions ................................        (0.07)         (0.51)       (0.80)       (0.59)      (0.29)      (0.29)
                                                       ----------     ----------   ----------   ----------   ---------   ---------

Net asset value at end of period ...................   $    22.17     $    22.57   $    21.45   $    16.08   $   14.21   $   11.21
                                                       ==========     ==========   ==========   ==========   =========   =========

Total return .......................................        (1.47)%         7.74%       38.90%       17.65%      29.54%      13.52%
                                                       ==========     ==========   ==========   ==========   =========   =========

Net assets at end of period (000's) ...............    $   56,196     $   44,978   $   35,322   $   16,340   $   9,090   $   5,323
                                                       ==========     ==========   ==========   ==========   =========   =========

Ratio of net expenses to average net assets(a) .....         1.04%(b)       1.08%        1.12%        1.21%       1.25%       1.25%

Ratio of net investment income to average net assets         0.68%(b)       0.63%        1.04%        1.50%       1.89%       2.15%

Portfolio turnover rate ............................           12%(b)         18%          10%           9%         12%          9%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average net assets would have been 1.25%, 1.67% and 2.27% for the years ended March 31, 1997, 1996 and 1995, respectively.

(b)  Annualized.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================================
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
====================================================================================================================================
                                                        SIX MONTHS
                                                          ENDED
                                                        SEPT. 30,                           YEARS ENDED MARCH 31,
                                                          1999       ---------------------------------------------------------------
                                                       (UNAUDITED)        1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $    19.36     $    19.08  $    15.87  $    14.86  $    12.80  $    12.19
                                                       ----------     ----------  ----------  ----------  ----------  ----------
Income (loss) from investment operations:
    Net investment income ..........................         0.20           0.39        0.41        0.42        0.43        0.38
    Net realized and unrealized gains (losses)
        on investments .............................        (0.41)          1.21        4.26        1.49        2.44        0.87
                                                       ----------     ----------  ----------  ----------  ----------  ----------
Total from investment operations ...................        (0.21)          1.60        4.67        1.91        2.87        1.25
                                                       ----------     ----------  ----------  ----------  ----------  ----------
Less distributions:
    Dividends from net investment income ...........        (0.20)         (0.39)      (0.41)      (0.42)      (0.43)      (0.39)
    Distributions from net realized gains ..........           --          (0.93)      (1.05)      (0.48)      (0.38)      (0.25)
                                                       ----------     ----------  ----------  ----------  ----------  ----------
Total distributions ................................        (0.20)         (1.32)      (1.46)      (0.90)      (0.81)      (0.64)
                                                       ----------     ----------  ----------  ----------  ----------  ----------

Net asset value at end of period ...................   $    18.95     $    19.36  $    19.08  $    15.87  $    14.86  $    12.80
                                                       ==========     ==========  ==========  ==========  ==========  ==========

Total return .......................................      (1.16)%          8.74%      30.22%      13.15%      22.86%      10.54%
                                                       ==========     ==========  ==========  ==========  ==========  ==========

Net assets at end of period (000's) ...............    $   62,757     $   64,963  $   55,940  $   40,854  $   35,641  $   25,976
                                                       ==========     ==========  ==========  ==========  ==========  ==========

Ratio of net expenses to average net assets ........        1.03%(b)       1.04%       1.04%       1.08%       1.17%       1.17%(a)

Ratio of net investment income to average net assets        1.93%(b)       2.05%       2.33%       2.65%       3.04%       3.10%

Portfolio turnover rate ............................          28%(b)         25%         21%         24%         17%         14%

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

(b)  Annualized.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation-- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements-- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders-- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions-- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities and covered call options as of September 30, 1999:

--------------------------------------------------------------------------------
                                                FBP CONTRARIAN   FBP CONTRARIAN
                                                  EQUITY FUND     BALANCED FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ...............    $ 15,221,934     $ 19,446,015
Gross unrealized depreciation ...............      (5,430,486)      (3,407,055)
                                                 ------------     ------------
Net unrealized appreciation .................    $  9,791,448     $ 16,038,960
                                                 ============     ============

Federal income tax cost .....................    $ 44,195,393     $ 46,582,317
                                                 ============     ============
--------------------------------------------------------------------------------

2.  INVESTMENT TRANSACTIONS

During the six months ended September 30, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $16,025,335 and $2,848,537, respectively, for the FBP Contrarian Equity Fund and $10,988,098 and $8,800,329, respectively, for the FBP Contrarian Balanced Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS, or of CW Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the six months ended September 30, 1999 is as follows:

----------------------------------------------------------------------------------------------
                                                FBP CONTRARIAN             FBP CONTRARIAN
                                                  EQUITY FUND               BALANCED FUND
                                            --------------------------------------------------
                                              OPTION        OPTION      OPTION        OPTION
                                             CONTRACTS     PREMIUMS    CONTRACTS     PREMIUMS
----------------------------------------------------------------------------------------------
Options outstanding at beginning of period          55    $  31,062           85    $  65,437
Options written ..........................         293      172,125          255      152,518
Options expired ..........................         (28)     (19,390)         (32)     (22,160)
Options exercised ........................         (55)     (31,062)         (85)     (65,437)
                                             ---------    ---------    ---------    ---------
Options outstanding at end of period .....         265    $ 152,735          223    $ 130,358
                                             =========    =========    =========    =========
----------------------------------------------------------------------------------------------

                          THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
                              NO LOAD MUTUAL FUNDS

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

                               INVESTMENT ADVISER
                         T. LEAVELL & ASSOCIATES, INC.
                                  FOUNDED 1979


                          THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
                              No Load Mutual Funds

INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, AL 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
1-800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS
Thomas W. Leavell,
     The Government Street Equity Fund
Mary Shannon Hope,
     The Government Street Bond Fund
Timothy S. Healey,
     The Alabama Tax Free Bond Fund

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1999 (Unaudited)
==============================================================================================
                                                        Government    Government     Alabama
                                                          Street        Street      Tax Free
                                                          Equity         Bond         Bond
                                                           Fund          Fund         Fund
----------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
    At acquisition cost ............................   $54,581,734   $44,698,527   $21,754,448
                                                       ===========   ===========   ===========
    At value (Note 1) ..............................   $95,021,469   $43,447,534   $21,802,016
Interest receivable ................................            --       687,129       296,750
Dividends receivable ...............................        84,778         6,536         1,287
Receivable for capital shares sold .................        20,275        35,000           350
Other assets .......................................         9,694         8,174         4,066
                                                       -----------   -----------   -----------
    TOTAL ASSETS ...................................    95,136,216    44,184,373    22,104,469
                                                       -----------   -----------   -----------
LIABILITIES
Dividends payable ..................................         4,844        15,615        13,646
Payable for capital shares redeemed ................         1,329        59,988         3,500
Accrued investment advisory fees (Note 3) ..........        47,917        18,095         4,436
Accrued administration fees (Note 3) ...............        13,800         2,750         2,800
Other accrued expenses and liabilities .............         7,611        11,412         3,000
                                                       -----------   -----------   -----------
    TOTAL LIABILITIES ..............................        75,501       107,860        27,382
                                                       -----------   -----------   -----------
NET ASSETS .........................................   $95,060,715   $44,076,513   $22,077,087
                                                       ===========   ===========   ===========
Net assets consist of:
Paid-in capital ....................................   $53,512,415   $46,085,152   $22,229,116
Undistributed net investment income ................         2,865         2,182            --
Accumulated net realized gains (losses)
    from security transactions .....................     1,105,700      (759,828)     (199,597)
Net unrealized appreciation (depreciation)
    on investments .................................    40,439,735    (1,250,993)       47,568
                                                       -----------   -----------   -----------
Net assets .........................................   $95,060,715   $44,076,513   $22,077,087
                                                       ===========   ===========   ===========

Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value) .....     1,968,479     2,186,134     2,167,885
                                                       ===========   ===========   ===========
Net asset value, offering price and
    redemption price per share (Note 1) ............   $     48.29   $     20.16   $     10.18
                                                       ===========   ===========   ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)
==================================================================================
                                              Government   Government     Alabama
                                                Street       Street      Tax Free
                                                Equity        Bond         Bond
                                                 Fund         Fund         Fund
----------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest .............................   $   50,372   $1,479,809   $  528,645
    Dividends ............................      579,708        7,836       11,621
                                             ----------   ----------   ----------
        TOTAL INVESTMENT INCOME ..........      630,080    1,487,645      540,266
                                             ----------   ----------   ----------
EXPENSES
    Investment advisory fees (Note 3) ....      291,541      110,039       38,738
    Administration fees (Note 3) .........       82,175       16,417       16,542
    Professional fees ....................        5,575        5,575        4,050
    Pricing costs ........................        1,374        5,988        7,036
    Printing of shareholder reports ......        5,264        4,434        4,274
    Custodian fees .......................        7,159        3,629        2,345
    Trustees' fees and expenses ..........        3,780        3,780        3,780
    Postage and supplies .................        2,676        1,684        1,085
    Registration fees ....................        2,298        1,771          541
    Insurance expense ....................        1,736          949          562
    Other expenses .......................        3,313          910          469
                                             ----------   ----------   ----------
        TOTAL EXPENSES ...................      406,891      155,176       79,422
    Fees waived by the Adviser (Note 3) ..           --           --       (7,480)
                                             ----------   ----------   ----------
        NET EXPENSES .....................      406,891      155,176       71,942
                                             ----------   ----------   ----------

NET INVESTMENT INCOME ....................      223,189    1,332,469      468,324
                                             ----------   ----------   ----------

REALIZED AND UNREALIZED GAINS (LOSSES)
    ON INVESTMENTS
    Net realized gains (losses)
        from security transactions .......    1,105,700     (206,567)        (314)
    Net change in unrealized appreciation/
        depreciation on investments ......     (907,606)  (1,386,742)    (770,029)
                                             ----------   ----------   ----------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS ..............      198,094   (1,593,309)    (770,343)
                                             ----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS ......................   $  421,283   $ (260,840)  $ (302,019)
                                             ==========   ==========   ==========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================================
                                                 Government Street             Government Street             Alabama Tax Free
                                                    Equity Fund                    Bond Fund                     Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                             Six Months                    Six Months                    Six Months
                                                Ended          Year           Ended          Year           Ended          Year
                                              Sept. 30,        Ended        Sept. 30,        Ended        Sept. 30,        Ended
                                                1999         March 31,        1999         March 31,        1999         March 31,
                                             (Unaudited)       1999        (Unaudited)       1999        (Unaudited)       1999
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income ................. $    223,189   $    486,890   $  1,332,469   $  2,376,899   $    468,324   $    830,266
    Net realized gains (losses)
        from security transactions ........    1,105,700      1,154,015       (206,567)      (119,151)          (314)          (347)
    Net change in unrealized appreciation/
        depreciation on investments .......     (907,606)     9,951,369     (1,386,742)      (251,151)      (770,029)        86,422
                                            ------------   ------------   ------------   ------------   ------------   -------------
Net increase (decrease) in net assets
    from operations .......................      421,283     11,592,274       (260,840)     2,006,597       (302,019)       916,341
                                            ------------   ------------   ------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income ............     (220,324)      (487,774)    (1,330,287)    (2,380,755)      (468,324)      (830,266)
    From net realized gains ...............           --     (3,083,650)            --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   -------------
Decrease in net assets from
    distributions to shareholders .........     (220,324)    (3,571,424)    (1,330,287)    (2,380,755)      (468,324)      (830,266)
                                            ------------   ------------   ------------   ------------   ------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold .............    7,359,040     10,535,714      4,208,922      7,618,281      2,017,298      3,032,760
    Net asset value of shares issued in
        reinvestment of distributions
        to shareholders ...................      213,719      3,411,170      1,239,669      2,146,286        385,831        609,745
    Payments for shares redeemed ..........   (3,420,453)    (6,903,321)    (2,821,477)    (3,257,836)    (1,115,671)    (2,106,904)
                                            ------------   ------------   ------------   ------------   ------------   -------------
Net increase in net assets from
    capital share transactions ............    4,152,306      7,043,563      2,627,114      6,506,731      1,287,458      1,535,601
                                            ------------   ------------   ------------   ------------   ------------   -------------

TOTAL INCREASE IN NET ASSETS ..............    4,353,265     15,064,413      1,035,987      6,132,573        517,115      1,621,676

NET ASSETS
    Beginning of period ...................   90,707,450     75,643,037     43,040,526     36,907,953     21,559,972     19,938,296
                                            ------------   ------------   ------------   ------------   ------------   -------------
    End of period ......................... $ 95,060,715   $ 90,707,450   $ 44,076,513   $ 43,040,526   $ 22,077,087   $ 21,559,972
                                            ============   ============   ============   ============   ============   =============
UNDISTRIBUTED NET
    INVESTMENT INCOME ..................... $      2,865   $         --   $      2,182   $         --   $         --   $         --
                                            ============   ============   ============   ============   ============   =============
Capital share activity
    Sold ..................................      146,775        233,010        203,803        359,195        194,795        286,831
    Reinvested ............................        4,347         77,139         60,966        101,333         37,405         57,694
    Redeemed ..............................      (68,396)      (151,673)      (137,859)      (153,761)      (108,912)      (199,887)
                                            ------------   ------------   ------------   ------------   ------------   -------------
    Net increase in shares outstanding ....       82,726        158,476        126,910        306,767        123,288        144,638
    Shares outstanding, beginning of period    1,885,753      1,727,277      2,059,224      1,752,457      2,044,597      1,899,959
                                            ------------   ------------   ------------   ------------   ------------   -------------
    Shares outstanding, end of period .....    1,968,479      1,885,753      2,186,134      2,059,224      2,167,885      2,044,597
                                            ============   ============   ============   ============   ============   =============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                               Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
================================================================================================================================
                                                 Six Months
                                                    Ended
                                                  Sept. 30,                           Years Ended March 31,
                                                    1999         ---------------------------------------------------------------
                                                 (Unaudited)        1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $    48.10      $    43.79   $    32.59   $    29.41   $    23.87   $    22.69
                                                 ----------      ----------   ----------   ----------   ----------   ----------
Income from investment operations:
    Net investment income ....................         0.11            0.27         0.32         0.37         0.40         0.38
    Net realized and unrealized
        gains on investments .................         0.19            6.01        12.28         4.50         5.75         1.19
                                                 ----------      ----------   ----------   ----------   ----------   ----------
Total from investment operations .............         0.30            6.28        12.60         4.87         6.15         1.57
                                                 ----------      ----------   ----------   ----------   ----------   ----------
Less distributions:
    Dividends from net investment income .....        (0.11)          (0.27)       (0.32)       (0.36)       (0.40)       (0.39)
    Distributions from net realized gains ....           --           (1.70)       (1.08)       (1.33)       (0.21)          --
                                                 ----------      ----------   ----------   ----------   ----------   ----------
Total distributions ..........................        (0.11)          (1.97)       (1.40)       (1.69)       (0.61)       (0.39)
                                                 ----------      ----------   ----------   ----------   ----------   ----------

Net asset value at end of period .............   $    48.29      $    48.10   $    43.79   $    32.59   $    29.41   $    23.87
                                                 ==========      ==========   ==========   ==========   ==========   ==========

Total return .................................        0.62%          14.81%       39.31%       16.94%       25.96%        7.02%
                                                 ==========      ==========   ==========   ==========   ==========   ==========

Net assets at end of period (000's) .........    $   95,061      $   90,707   $   75,643   $   49,629   $   41,421   $   31,473
                                                 ==========      ==========   ==========   ==========   ==========   ==========

Ratio of net expenses to average net assets(a)        0.84%(b)        0.85%        0.86%        0.89%        0.94%        0.91%
Ratio of net investment income
    to average net assets ....................        0.46%(b)        0.61%        0.82%        1.17%        1.50%        1.71%
Portfolio turnover rate ......................          11%(b)          22%          18%          20%          31%          55%

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administration and custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.00% for the year ended March 31, 1995.

(b)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS

=============================================================================================================================
                                            Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
=============================================================================================================================
                                              Six Months
                                                 Ended
                                               Sept. 30,                           Years Ended March 31,
                                                 1999         ---------------------------------------------------------------
                                              (Unaudited)        1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $    20.90      $    21.06   $    20.47   $    20.87   $    20.33   $    20.87
                                              ----------      ----------   ----------   ----------   ----------   ----------

Income (loss) from investment operations:
    Net investment income .................         0.62            1.27         1.32         1.34         1.35         1.35
    Net realized and unrealized
        gains (losses) on investments .....        (0.74)          (0.16)        0.60        (0.40)        0.54        (0.53)
                                              ----------      ----------   ----------   ----------   ----------   ----------
Total from investment operations ..........        (0.12)           1.11         1.92         0.94         1.89         0.82
                                              ----------      ----------   ----------   ----------   ----------   ----------

Dividends from net investment income ......        (0.62)          (1.27)       (1.33)       (1.34)       (1.35)       (1.36)
                                              ----------      ----------   ----------   ----------   ----------   ----------

Net asset value at end of period ..........   $    20.16      $    20.90   $    21.06   $    20.47   $    20.87   $    20.33
                                              ==========      ==========   ==========   ==========   ==========   ==========

Total return ..............................      (0.57)%           5.38%        9.61%        4.60%        9.43%        4.12%
                                              ==========      ==========   ==========   ==========   ==========   ==========

Net assets at end of period (000's) .......   $   44,077      $   43,041   $   36,908   $   29,442   $   28,718   $   27,780
                                              ==========      ==========   ==========   ==========   ==========   ==========

Ratio of net expenses to average net assets        0.71%(a)        0.73%        0.74%        0.75%        0.76%        0.85%

Ratio of net investment income
    to average net assets .................        6.05%(a)        6.01%        6.35%        6.44%        6.38%        6.68%

Portfolio turnover rate ...................          24%(a)          17%          10%          20%          10%          11%

(a)  Annualized.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS

===============================================================================================================================
                                              Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
===============================================================================================================================
                                                Six Months
                                                   Ended
                                                 Sept. 30,                           Years Ended March 31,
                                                   1999         ---------------------------------------------------------------
                                                (Unaudited)        1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $    10.54     $    10.49   $    10.18   $    10.23   $     9.96   $     9.96
                                                 ----------     ----------   ----------   ----------   ----------   ----------

Income (loss) from investment operations:
    Net investment income ....................         0.22           0.44         0.44         0.43         0.42         0.45
    Net realized and unrealized
        gains (losses) on investments                 (0.36)          0.05         0.31        (0.05)        0.27           --
                                                 ----------     ----------   ----------   ----------   ----------   ----------
Total from investment operations .............        (0.14)          0.49         0.75         0.38         0.69         0.45
                                                 ----------     ----------   ----------   ----------   ----------   ----------

Dividends from net investment income .........        (0.22)         (0.44)       (0.44)       (0.43)       (0.42)       (0.45)
                                                 ----------     ----------   ----------   ----------   ----------   ----------

Net asset value at end of period .............   $    10.18     $    10.54   $    10.49   $    10.18   $    10.23   $     9.96
                                                 ==========     ==========   ==========   ==========   ==========   ==========

Total return .................................      (1.34)%          4.73%        7.44%        3.82%        7.02%        4.66%
                                                 ==========     ==========   ==========   ==========   ==========   ==========

Net assets at end of period (000's) ..........   $   22,077     $   21,560   $   19,938   $   16,801   $   15,480   $   12,816
                                                 ==========     ==========   ==========   ==========   ==========   ==========

Ratio of net expenses to average net assets(a)        0.65%(b)       0.65%        0.65%        0.66%        0.75%        0.75%

Ratio of net investment income
    to average net assets ....................        4.23%(b)       4.16%        4.19%        4.24%        4.11%        4.56%

Portfolio turnover rate ......................           4%(b)          7%           2%           6%           4%          36%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.72%(b), 0.76%, 0.75%, 0.78%, 0.86% and 1.05% for the periods ended
     September  30,  1999 and  March  31,  1999,  1998,  1997,  1996  and  1995,
     respectively (Note 3).

(b)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
    Shares     COMMON STOCKS -- 96.2%                                   Value
--------------------------------------------------------------------------------
               Advertising -- 0.5%
     6,000         Omnicom Group, Inc. ..........................    $  475,125
                                                                     ----------
               Aerospace -- 0.3%
     7,000         Boeing Company ...............................       298,375
                                                                     ----------
               Chemicals and Drugs -- 12.5%
    40,000         Becton Dickinson & Company ...................     1,122,500
    15,000         Biomet, Inc. .................................       394,688
    30,000         Cardinal Health, Inc. ........................     1,635,000
    18,000         duPont (E.I.) de Nemours & Company ...........     1,095,750
    16,000         Eli Lilly & Company ..........................     1,024,000
     8,000         Goodrich (B.F.) Company ......................       232,000
    15,000         Johnson & Johnson ............................     1,378,125
    20,400         Merck & Company, Inc. ........................     1,322,175
    10,500         Monsanto Company .............................       374,719
    20,500         Pfizer, Inc. .................................       736,719
    40,000         Schering-Plough Corporation ..................     1,745,000
    10,000         Sigma-Aldrich Corporation ....................       317,500
     9,000         Waters Corporation(a) ........................       545,063
                                                                     ----------
                                                                     11,923,239
                                                                     ----------
               Construction -- 3.2%
    20,000         Caterpiller, Inc. ............................     1,096,250
    15,000         Clayton Homes, Inc. ..........................       130,313
     3,000         Florida Rock Industries, Inc. ................       104,250
     8,500         Kaufman & Broad Home Corporation .............       175,313
    10,000         Lowe's Companies, Inc. .......................       487,500
     7,000         Masco Corporation ............................       217,000
    24,000         Valspar Corporation ..........................       784,500
                                                                     ----------
                                                                      2,995,126
                                                                     ----------
               Consumer Products -- 6.6%
    20,000         Belo (A.H.) Corporation - Class A ............       382,500
     8,000         Clorox Company (The) .........................       306,000
    13,000         General Motors Corporation ...................       818,188
    14,000         Gillette Company .............................       475,125
     6,000         Hewlett-Packard Company ......................       552,000
     2,500         Lexmark International Group, Inc. Class - A(a)       201,250
     4,000         Macromedia, Inc.(a) ..........................       163,500
     5,000         Maytag Corporation ...........................       166,563
    16,500         Microsoft Corporation(a) .....................     1,494,281
     9,000         Newell Company ...............................       257,063
     5,000         OshKosh B'Gosh, Inc. - Class A ...............        79,844
    15,000         Procter & Gamble Company .....................     1,406,250
                                                                     ----------
                                                                      6,302,564
                                                                     ----------
               Durable Goods -- 14.4%
    11,000         Advanced Micro Devices, Inc.(a) ..............       189,062
    92,000         Cisco Systems, Inc.(a) .......................     6,307,750
     6,500         Costco Companies(a) ..........................       468,000
    23,500         General Electric Company .....................     2,786,219
     6,000         Ingersoll-Rand Company .......................       329,625
    20,000         Intel Corporation ............................     1,486,250
     6,000         International Business Machines Corporation ..       728,250
    12,000         Raytheon Company - Class B ...................       595,500
     7,500         Shared Medical Systems, Inc. .................       350,625
     5,118         SPX Corporation(a) ...........................       464,458
                                                                     ----------
                                                                     13,705,739
                                                                     ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    Shares     COMMON STOCKS -- 96.2% (Continued)                       Value
--------------------------------------------------------------------------------
               Electronics -- 2.4%
    15,640         Koninklijke (Royal) Philips Electronics N.V       $1,579,640
     8,500         Motorola, Inc. .............................         748,000
                                                                     ----------
                                                                      2,327,640
                                                                     ----------
               Financial -- 12.7%
     7,899         Aegon N.V ..................................         683,264
     9,000         Aetna, Inc. ................................         443,250
    28,000         AFLAC, Inc. ................................       1,172,500
    10,000         American Express Company ...................       1,346,250
    14,000         Charles Schwab Corporation (The) ...........         471,625
     3,000         Chase Manhattan Corporation ................         226,125
    19,000         Citigroup, Inc. ............................         836,000
    75,000         Firstar Corporation ........................       1,921,875
    20,000         Fleet Financial Group, Inc. ................         732,500
    21,000         Freddie Mac ................................       1,092,000
    10,500         Marsh & McLennan Companies, Inc. ...........         719,250
    17,000         MBNA Corporation ...........................         387,812
    50,000         Mellon Bank Corporation ....................       1,687,500
    21,000         Synovus Financial Corporation ..............         392,437
                                                                     ----------
                                                                     12,112,388
                                                                     ----------
               Food/Beverages -- 2.4%
     8,500         Anheuser-Busch Companies, Inc. .............         595,531
    12,000         Campbell Soup Company ......................         469,500
    40,000         Coca-Cola Enterprises ......................         902,500
     9,000         Pilgrim's Pride Corporation - Class A ......          46,125
    20,000         Pilgrim's Pride Corporation - Class B ......         173,750
     3,000         SYSCO Corporation ..........................         105,187
                                                                     ----------
                                                                      2,292,593
                                                                     ----------
               Hotels -- 0.2%
     7,000         Marriott International, Inc. - Class A .....         228,812
                                                                     ----------
               Manufacturing -- 4.8%
     6,000         AlliedSignal, Inc. .........................         359,625
     5,000         Cooper Tire & Rubber Company ...............          88,125
     6,500         Danaher Corporation ........................         342,469
     8,387         Delphi Automotive Systems Corporation ......         134,716
     5,000         General Dynamics Corporation ...............         312,188
     8,000         Johnson Controls, Inc. .....................         530,500
    10,000         Leggett & Platt, Inc. ......................         196,875
     4,000         Mueller Industries, Inc.(a) ................         118,750
     6,000         PACCAR Inc. ................................         305,250
     7,000         Pall Corporation ...........................         162,312
    19,393         Tyco International Ltd. ....................       2,002,327
                                                                     ----------
                                                                      4,553,137
                                                                     ----------
               Metal and Mining -- 1.3%
    13,000         Alcoa, Inc. ................................         806,812
    10,000         Newmont Mining Corporation .................         258,750
     3,000         Phelps Dodge Corporation ...................         165,187
                                                                     ----------
                                                                      1,230,749
                                                                     ----------
               Multimedia -- 0.8%
     7,000         Meredith Corporation .......................         254,187
    11,000         Viacom, Inc. - Class A(a) ..................         475,750
                                                                     ----------
                                                                        729,937
                                                                     ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    Shares     COMMON STOCKS -- 96.2% (Continued)                       Value
--------------------------------------------------------------------------------
               Oil/Energy -- 5.6%
    16,541         BP Amoco Plc ...............................      $1,832,950
    10,000         Burlington Resources, Inc. .................         367,500
    13,000         Chevron Corporation ........................       1,153,750
     2,000         Enron Corporation ..........................          82,500
    14,650         Exxon Corporation ..........................       1,112,484
    11,500         Halliburton Company ........................         471,500
    10,000         Helmerich & Payne, Inc. ....................         253,125
                                                                     ----------
                                                                      5,273,809
                                                                     ----------
               Paper and Forest Products -- 1.2%
     5,000         Georgia Pacific Corporation, Timber Group ..         114,375
    11,455         International Paper Company ................         550,556
     5,000         Mead Corporation ...........................         171,875
     8,000         Willamette Industries, Inc. ................         345,000
                                                                     ----------
                                                                      1,181,806
                                                                     ----------
               Racetracks -- 0.5%
    10,000         Speedway Motorsports, Inc.(a) ..............         433,125
                                                                     ----------
               Retail -- 8.0%
     8,000         Abercrombie & Fitch Company - Class A(a) ...         272,500
    10,710         Albertson's, Inc. ..........................         423,714
     6,000         AutoNation, Inc.(a) ........................          75,375
     7,000         AutoZone, Inc.(a) ..........................         196,438
    16,000         Circuit City Stores - Circuit City Group ...         675,000
    33,000         Home Depot, Inc. ...........................       2,264,625
    10,000         Nike, Inc. - Class B .......................         568,750
     9,500         Sears, Roebuck & Company ...................         298,062
    31,000         Wal-Mart Stores, Inc. ......................       1,474,438
    38,000         Walgreen Company ...........................         964,250
     8,000         Williams-Sonoma, Inc.(a) ...................         388,500
                                                                     ----------
                                                                      7,601,652
                                                                     ----------
               Services - Computer -- 5.1%
     5,000         Adobe Systems, Inc. ........................         567,500
     5,000         America Online, Inc.(a) ....................         520,000
    22,200         Automatic Data Processing, Inc. ............         990,675
    16,000         Ceridian Corporation(a) ....................         398,000
    24,000         Computer Sciences Corporation(a) ...........       1,687,500
     9,500         Electronic Data Systems Corporation ........         502,906
     7,000         Safety-Kleen Corporation(a) ................          84,437
     6,000         Wallace Computer Services, Inc. ............         121,500
                                                                     ----------
                                                                      4,872,518
                                                                     ----------
               Services - Consumer -- 0.1%
     8,000         HEALTHSOUTH Corporation(a) .................          48,500
                                                                     ----------
               Telecommunication Equipment -- 4.2%
     2,500         Applied Materials, Inc.(a) .................         194,687
     6,000         Lucent Technologies, Inc. ..................         389,250
    24,000         Nortel Networks Corporation ................       1,224,000
    18,000         Scientific-Atlanta, Inc. ...................         892,125
    22,000         Tellabs, Inc.(a) ...........................       1,252,625
                                                                     ----------
                                                                      3,952,687
                                                                     ----------
               Transportation -- 1.8%
     5,000         CNF Transportation, Inc. ...................         186,250
    31,000         FDX Corporation(a) .........................       1,201,250
     6,000         Union Pacific Corporation ..................         288,375
                                                                     ----------
                                                                      1,675,875
                                                                     ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    Shares     COMMON STOCKS -- 96.2% (Continued)                       Value
--------------------------------------------------------------------------------
               Utilities -- 7.6%
    25,000         Ameritech Corporation ......................      $1,679,688
     7,000         AT&T Corporation ...........................         304,500
    23,000         BellSouth Corporation ......................       1,035,000
    16,490         Duke Energy Corporation ....................         909,011
    15,000         MCI WorldCom, Inc.(a) ......................       1,078,125
    26,000         SBC Communications, Inc. ...................       1,327,625
    15,000         US WEST, Inc. ..............................         855,938
                                                                     ----------
                                                                      7,189,887
                                                                     ----------

               Total Common Stocks (Cost $50,965,548)               $91,405,283
                                                                    -----------

================================================================================
    Shares     MONEY MARKETS -- 3.8%                                    Value
--------------------------------------------------------------------------------
 3,616,186     Firstar Stellar Treasury Fund
                   (Cost $3,616,186) ..........................     $ 3,616,186
                                                                    -----------
               Total Investments at Value-- 100.0%
                   (Cost $54,581,734) .........................     $95,021,469
               Other Assets in Excess of Liabilities-- 0.0% ...          39,246
                                                                    -----------
               Net Assets-- 100.0% ............................     $95,060,715
                                                                    ===========

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
 Par Value     U.S. TREASURY AND AGENCY OBLIGATIONS -- 32.6%           Value
--------------------------------------------------------------------------------
               U.S. Treasury Notes -- 6.9%
$  250,000         7.50%, due 10/31/1999 ......................      $  250,547
    50,000         7.875%, due 11/15/1999 .....................          50,203
   100,000         8.50%, due 02/15/2000 ......................         101,281
    20,000         8.75%, due 08/15/2000 ......................          20,581
    50,000         8.50%, due 11/15/2000 ......................          51,641
   140,000         8.00%, due 05/15/2001 ......................         145,031
   125,000         7.875%, due 08/15/2001 .....................         129,844
   850,000         5.75%, due 04/30/2003 ......................         848,672
   750,000         5.875%, due 11/15/2005 .....................         745,079
   750,000         5.50%, due 02/15/2008 ......................         723,516
                                                                     ----------
                                                                      3,066,395
                                                                     ----------
               Federal Farm Credit Bank Bonds-- 1.8%
   500,000         6.00%, due 01/07/2008 ......................         479,370
   325,000         6.06%, due 05/28/2013 ......................         304,048
                                                                     ----------
                                                                        783,418
                                                                     ----------
               Federal Home Loan Bank Bonds-- 6.0%
   500,000         7.57%, due 08/19/2004 ......................         523,548
   500,000         6.045%, due 12/10/2004 .....................         491,003
   750,000         5.925%, due 04/09/2008 .....................         713,519
   500,000         5.42%, due 09/23/2008 ......................         457,352
   500,000         5.52%, due 09/23/2008 ......................         460,712
                                                                     ----------
                                                                      2,646,134
                                                                     ----------
               Federal Home Loan Mortgage Corporation Bonds -- 5.0%
   500,000         6.345%, due 11/01/2005 .....................         495,489
   895,000         7.44%, due 09/20/2006 ......................         901,717
   800,000         7.04%, due 01/09/2007 ......................         795,459
                                                                     ----------
                                                                      2,192,665
                                                                     ----------
               Federal National Mortgage Association Bonds -- 11.8%
   500,000         6.63%, due 06/20/2005 ......................         499,410
   650,000         7.65%, due 10/06/2006 ......................         645,696
   500,000         7.36%, due 02/07/2007 ......................         489,041
   400,000         7.70%, due 04/10/2007 ......................         397,349
   500,000         6.62%, due 06/25/2007 ......................         497,586
   500,000         7.16%, due 06/26/2007 ......................         487,992
   500,000         7.00%, due 07/17/2007 ......................         487,893
   750,000         6.08%, due 12/15/2010 ......................         709,952
   400,000         6.80%, due 08/27/2012 ......................         390,792
   600,000         6.875%, due 09/01/2012 .....................         584,833
                                                                     ----------
                                                                      5,190,544
                                                                     ----------
               Private Export Funding Bonds-- 1.1%
   470,000         7.90%, due 03/31/2000 ......................         475,206
                                                                     ----------

               Total U.S. Treasury and Agency Obligations
                   (Cost $14,969,295) .........................     $14,354,362
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 Par Value     MORTGAGE-BACKED SECURITIES -- 14.7%                      Value
--------------------------------------------------------------------------------
               Government National Mortgage Association -- 14.7%
$   14,776         Pool #15032, 7.50%, due 02/15/2007 .........      $   14,830
   395,762         Pool #438434, 6.50%, due 01/15/2013 ........         388,670
   600,224         Pool #470177, 7.00%, due 03/15/2014 ........         600,689
   399,677         Pool #518403, 7.00%, due 09/15/2014 ........         399,987
    14,007         Pool #176413, 7.50%, due 09/15/2016 ........          14,057
    18,406         Pool #170784, 8.00%, due 12/15/2016 ........          18,830
    12,014         Pool #181540, 8.00%, due 02/15/2017 ........          12,291
   490,346         Pool #493659, 6.50%, due 12/15/2018 ........         468,841
   466,424         Pool #476695, 6.50%, due 10/15/2023 ........         445,968
   396,769         Pool #366710, 6.50%, due 02/15/2024 ........         379,367
   519,729         Pool #453826, 7.25%, due 09/15/2027 ........         514,669
   729,472         Pool #412360, 7.00%, due 11/15/2027 ........         716,267
   621,448         Pool #454162, 7.00%, due 05/15/2028 ........         610,198
   485,527         Pool #158794, 7.00%, due 09/15/2028 ........         476,737
   484,023         Pool #48760, 6.50%, due 12/15/2028 .........         462,794
   987,389         Pool #506618, 7.00%, due 03/15/2029 ........         969,514
                                                                     ----------

               Total Mortgage-Backed Securities (Cost $6,714,893)    $6,493,709
                                                                     ----------

================================================================================
 Par Value     CORPORATE BONDS -- 48.3%                                 Value
--------------------------------------------------------------------------------
             Finance -- 23.3%
               AmSouth Bancorp,
$  550,000         7.75%, due 05/15/2004 ......................      $  562,563
                                                                     ----------
               Banc One Corporation,
   600,000         7.00%, due 07/15/2005 ......................         598,627
   500,000         6.875%, due 08/01/2006 .....................         495,131
                                                                     ----------
                                                                      1,093,758
                                                                     ----------
               Bank of America Corporation,
   496,000         8.375%, due 03/15/2002 .....................         516,735
   500,000         7.125%, due 03/01/2009 .....................         497,308
                                                                     ----------
                                                                      1,014,043
                                                                     ----------
               Bear Stearns Company,
   170,000         9.375%, due 06/01/2001 .....................         176,873
                                                                     ----------
               General Electric Capital Corporation,
   100,000         7.24%, due 01/15/2002 ......................         101,948
   150,000         7.50%, due 03/15/2002 ......................         153,876
                                                                     ----------
                                                                        255,824
                                                                     ----------
               Merrill Lynch & Company, Inc.,
   745,000         7.375%, due 08/17/2002 .....................         758,943
 1,000,000         7.00%, due 04/27/2008 ......................         978,306
                                                                     ----------
                                                                      1,737,249
                                                                     ----------
               J.P. Morgan & Company,
   500,000         7.25%, due 01/15/2002 ......................         506,339
   500,000         6.00%, due 01/15/2009 ......................         456,773
                                                                     ----------
                                                                        963,112
                                                                     ----------
               NationsBank,
   550,000         7.625%, due 04/15/2005 .....................         563,302
                                                                     ----------
               Regions Financial Corporation,
   350,000         7.80%, due 12/01/2002 ......................         360,557
                                                                     ----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 Par Value     CORPORATE BONDS -- 48.3% (Continued)                     Value
--------------------------------------------------------------------------------
               Salomon, Inc.,
$  400,000         7.25%, due 01/15/2000 ......................     $   401,579
   480,000         7.50%, due 02/01/2003 ......................         490,293
                                                                    -----------
                                                                        891,872
                                                                    -----------
               Sears Roebuck Acceptance Corporation,
   700,000         6.00%, due 03/20/2003 ......................         676,026
                                                                    -----------
               SouthTrust Bank of Alabama, N.A.,
   665,000         7.00%, due 11/15/2008 ......................         644,220
                                                                    -----------
               Transamerica Financial Corporation,
   785,000         7.50%, due 03/15/2004 ......................         793,399
                                                                    -----------
               Wachovia Corporation,
   535,000         7.00%, due 12/15/1999 ......................         536,226
                                                                    -----------

             Total Finance Corporate Bonds ....................      10,269,024
                                                                    -----------
             Industrial -- 19.8%
               BP America, Inc.,
   265,000         8.50%, due 04/15/2001 ......................         273,790
                                                                    -----------
               Coca-Cola Company,
   500,000         6.625%, due 08/01/2004 .....................         496,193
                                                                    -----------
               Conoco, Inc.,
   500,000         6.35%, due 04/15/2009 ......................         475,841
                                                                    -----------
               Duke Capital Corporation,
   500,000         7.50%, due 10/01/2009 ......................         498,411
                                                                    -----------
               duPont (E.I.) de Nemours & Company,
   150,000         9.15%, due 04/15/2000 ......................         152,655
   300,000         6.75%, due 10/15/2002 ......................         302,857
                                                                    -----------
                                                                        455,512
                                                                    -----------
               Ford Motor Company,
 1,000,000         7.25%, due 10/01/2008 ......................       1,008,908
                                                                    -----------
               General Motors Corporation,
   515,000         7.10%, due 03/15/2006 ......................         513,260
                                                                    -----------
               Hanson Overseas,
 1,100,000         7.375%, due 01/15/2003 .....................       1,113,229
                                                                    -----------
               International Business Machines Corporation,
 1,000,000         7.25%, due 11/01/2002 ......................       1,024,411
                                                                    -----------
               Kimberly-Clark Corporation,
   240,000         8.625%, due 05/01/2001 .....................         248,955
                                                                    -----------
               Mobil Corporation,
   100,000         8.375%, due 02/12/2001 .....................         102,696
                                                                    -----------
               Philip Morris Companies, Inc.,
   700,000         7.125%, due 10/01/2004 .....................         698,830
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 Par Value     CORPORATE BONDS -- 48.3% (Continued)                     Value
--------------------------------------------------------------------------------
               Raytheon Company,
$  800,000         6.50%, due 07/15/2005 ......................     $   776,767
                                                                    -----------
               Wal-Mart Stores, Inc.,
   170,000         9.10%, due 07/15/2000 ......................         174,102
   100,000         8.625%, due 04/01/2001 .....................         103,450
   745,000         7.50%, due 05/15/2004 ......................         776,476
                                                                    -----------
                                                                      1,054,028
                                                                    -----------

             Total Industrial Corporate Bonds .................       8,740,831
                                                                    -----------
             Utility -- 5.2%
               AT&T Corporation,
   500,000         6.00%, due 03/15/2009 ......................         464,572
                                                                    -----------
               Consolidated Edison,
   785,000         7.60%, due 01/15/2000 ......................         788,809
                                                                    -----------
               Emerson Electric Company,
   552,000         6.30%, due 11/01/2005 ......................         536,945
                                                                    -----------
               Scana Corporation,
   500,000         6.05%, due 01/13/2003 ......................         488,057
                                                                    -----------

             Total Utility Corporate Bonds ....................       2,278,383
                                                                    -----------

             Total Corporate Bonds (Cost $21,703,114) ........      $21,288,238
                                                                    -----------

================================================================================
    Shares     MONEY MARKETS -- 3.0%                                    Value
--------------------------------------------------------------------------------
 1,311,225     Firstar Stellar Treasury Fund (Cost $1,311,225)      $ 1,311,225
                                                                    -----------

               Total Investments at Value-- 98.6%
                   (Cost $44,698,527) .........................     $43,447,534
                                                                    -----------

               Other Assets in Excess of Liabilities-- 1.4% ...         628,979
                                                                    -----------

               Net Assets-- 100.0% ............................     $44,076,513
                                                                    ===========

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
 Par Value     OBLIGATION (GO) BONDS -- 97.4%                           Value
--------------------------------------------------------------------------------

               Alabama Mental Health Finance Auth. Special Tax,
$  300,000         5.00%, due 05/01/2006 ......................     $   304,017
                                                                    -----------
               Alabama Special Care Facilities Financing
                   Auth. Rev.,
   400,000         5.375%, due 11/01/2012 .....................         390,260
                                                                    -----------
               Alabama State, GO,
   100,000         5.70%, due 12/01/2002 ......................         103,839
                                                                    -----------
               Alabama State Industrial Access Road &
                   Bridge Corp., GO,
   100,000         5.25%, due 06/01/2003 ......................         102,267
                                                                    -----------
               Alabama State Mun. Elec. Auth. Power Supply Rev.,
   150,000         5.625%, due 09/01/2000 .....................         152,241
   340,000         5.75%, due 09/01/2001 ......................         348,599
   400,000         6.50%, due 09/01/2005, prerefunded
                       09/01/2001 at 101 ......................         420,928
                                                                    -----------
                                                                        921,768
                                                                    -----------
               Alabama State Public School & College Auth. Rev.,
   100,000         4.40%, due 12/01/2000 ......................         100,624
   250,000         5.25%, due 11/01/2005 ......................         257,995
   205,000         5.00%, due 12/01/2005 ......................         208,686
   200,000         5.125%, due 11/01/2010 .....................         200,074
   300,000         5.00%, due 11/01/2012 ......................         290,469
   225,000         5.125%, due 11/01/2013 .....................         219,179
                                                                    -----------
                                                                      1,277,027
                                                                    -----------
               Alabama Water Pollution Control Rev.,
   190,000         6.25%, due 08/15/2004 ......................         203,969
                                                                    -----------
               Anniston, AL, GO,
   250,000         5.50%, due 01/01/2004 ......................         259,462
                                                                    -----------
               Anniston, AL, Regional Medical Center Board
                   Hospital Rev.,
    20,000         7.375%, due 07/01/2006, ETM ................          21,635
                                                                    -----------
               Athens, AL, School Warrants,
   335,000         5.05%, due 08/01/2015 ......................         317,409
                                                                    -----------
               Auburn University, Alabama, Rev.,
   150,000         5.20%, due 06/01/2004 ......................         154,178
   325,000         5.25%, due 04/01/2005 ......................         334,214
                                                                    -----------
                                                                        488,392
                                                                    -----------
               Baldwin Co., AL, GO,
   200,000         5.85%, due 08/01/2003 ......................         210,048
   400,000         5.00%, due 02/01/2007 ......................         403,640
   200,000         4.55%, due 02/01/2009 ......................         185,484
                                                                    -----------
                                                                        799,172
                                                                    -----------
               Baldwin Co., AL, Board of Education Rev.,
   300,000         5.90%, due 12/01/2001 ......................         303,393
                                                                    -----------
               Birmingham, AL, GO,
   100,000         5.80%, due 04/01/2002 ......................         103,571
   200,000         5.90%, due 04/01/2003 ......................         209,574
                                                                    -----------
                                                                        313,145
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
 Par Value     OBLIGATION (GO) BONDS -- 97.4% (Continued)               Value
--------------------------------------------------------------------------------
               Birmingham, AL, Industrial Water Board Rev.,
$  100,000         5.00%, due 03/01/2001 ......................     $   101,157
   100,000         6.00%, due 07/01/2007 ......................         107,818
                                                                    -----------
                                                                        208,975
                                                                    -----------
               Birmingham, AL, Medical Clinic Board Rev.,
    60,000         7.30%, due 07/01/2005, ETM .................          64,913
                                                                    -----------
               Birmingham, AL, Waterworks & Sewer Board Rev.,
    50,000         5.90%, due 01/01/2003 ......................          52,616
   400,000         6.15%, due 01/01/2006 ......................         423,052
                                                                    -----------
                                                                        475,668
                                                                    -----------
               Birmingham-Southern College, AL, Private
                   Education Bldg. Auth. Rev.,
   500,000         5.10%, due 12/01/2012 ......................         479,045
                                                                    -----------
               DCH Health Care Auth. of Alabama Rev.,
    55,000         5.00%, due 06/01/2004 ......................          55,888
                                                                    -----------
               Decatur, AL, GO,
   300,000         5.00%, due 06/01/2009 ......................         299,751
                                                                    -----------
               Decatur, AL, Water Rev.,
   100,000         5.00%, due 05/01/2014 ......................          94,832
                                                                    -----------
               Fairhope, AL, Public Improvements Warrants,
   295,000         5.10%, due 06/01/2014 ......................         282,286
                                                                    -----------
               Fairhope, AL, Utility Rev.,
   200,000         5.10%, due 12/01/2008 ......................         200,888
                                                                    -----------
               Florence, AL, School Warrants,
   200,000         4.65%, due 12/01/2012 ......................         185,196
   400,000         5.75%, due 09/01/2015 ......................         405,440
                                                                    -----------
                                                                        590,636
                                                                    -----------
               Greenville, AL, GO,
   300,000         5.10%, due 12/01/2009 ......................         301,725
                                                                    -----------
               Hoover, AL, Board of Education, GO,
   400,000         6.00%, due 02/15/2006 ......................         425,868
                                                                    -----------
               Hoover, AL, Board of Education Special Tax,
   200,000         6.625%, due 02/01/2010, prerefunded
                   02/01/2001 at 102 ..........................         210,248
                                                                    -----------
               Houston Co., AL, GO,
   250,000         5.00%, due 07/01/2002 ......................         254,415
                                                                    -----------
               Huntsville, AL, GO,
   115,000         5.15%, due 08/01/2000 ......................         116,303
   100,000         5.20%, due 11/01/2000 ......................         101,439
   500,000         5.50%, due 11/01/2002 ......................         516,710
   100,000         5.90%, due 11/01/2005 ......................         106,247
   300,000         5.40%, due 02/01/2010 ......................         303,504
   250,000         5.25%, due 11/01/2011 ......................         249,545
                                                                    -----------
                                                                      1,393,748
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
 Par Value     OBLIGATION (GO) BONDS -- 97.4% (Continued)               Value
--------------------------------------------------------------------------------
          Huntsville, AL, Electric Systems Rev.,
$  150,000         6.10%, due 12/01/2000 ......................     $   153,790
   150,000         5.00%, due 12/01/2003 ......................         153,042
   250,000         4.80%, due 12/01/2012 ......................         233,825
                                                                    -----------
                                                                        540,657
                                                                    -----------
               Huntsville, AL, Water Systems Rev.,
   150,000         5.15%, due 05/01/2004 ......................         153,807
   150,000         5.25%, due 05/01/2005 ......................         153,611
   200,000         4.70%, due 11/01/2013 ......................         182,030
                                                                    -----------
                                                                        489,448
                                                                    -----------
               Jefferson Co., AL, GO,
   150,000         5.55%, due 04/01/2002 ......................         154,296
   100,000         5.00%, due 04/01/2004 ......................         101,773
                                                                    -----------
                                                                        256,069
                                                                    -----------
               Jefferson Co., AL, Board of Education Capital
                   Outlay Warrants,
   300,000         5.70%, due 02/15/2011 ......................         319,794
                                                                    -----------
               Jefferson Co., AL, Sewer Rev., .,
   140,000         5.15%, due 09/01/2002 ......................         143,254
    50,000         5.50%, due 09/01/2003, ETM .................          51,935
   300,000         5.75%, due 09/01/2005 ......................         315,921
                                                                    -----------
                                                                        511,110
                                                                    -----------
               Lee Co., AL, GO,
   300,000         5.50%, due 02/01/2007 ......................         311,709
                                                                    -----------
               Madison, AL, Warrants,
   325,000         5.55%, due 04/01/2007 ......................         338,959
   200,000         4.40%, due 02/01/2011 ......................         183,578
   400,000         4.85%, due 02/01/2013 ......................         374,116
                                                                    -----------
                                                                        896,653
                                                                    -----------
               Madison Co., AL, Board of Education Capital
                   Outlay Tax Antic. Warrants,
   175,000         5.20%, due 09/01/2004 ......................         182,133
   250,000         5.10%, due 09/01/2011 ......................         245,612
                                                                    -----------
                                                                        427,745
                                                                    -----------
               Mobile, AL, GO,
   200,000         5.40%, due 08/15/2000 ......................         202,824
    25,000         6.25%, due 08/01/2001 ......................          25,924
    25,000         6.30%, due 08/01/2001 ......................          25,946
   275,000         6.20%, due 02/15/2007, ETM .................         297,063
   180,000         5.75%, due 02/15/2016 ......................         181,174
                                                                    -----------
                                                                        732,931
                                                                    -----------
               Mobile, AL, Water & Sewer Commissioners Rev.,
    55,000         6.30%, due 01/01/2003 ......................          57,987
                                                                    -----------
               Mobile Co., AL, GO,
    50,000         6.10%, due 02/01/2002, prerefunded
                   02/01/2000 at 102 ..........................          51,382
   160,000         6.70%, due 02/01/2011, prerefunded
                   02/01/2000 at 102 ..........................         164,755
                                                                    -----------
                                                                        216,137
                                                                    -----------
               Mobile Co., AL, Board of Education Capital
                   Outlay Warrants,
   400,000         5.00%, due 03/01/2008 ......................         400,856
                                                                    -----------
               Mobile Co., AL, Gas Tax Antic. Warrants,
   100,000         4.50%, due 02/01/2003 ......................         100,170
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
 Par Value     OBLIGATION (GO) BONDS -- 97.4% (Continued)               Value
--------------------------------------------------------------------------------
               Montgomery, AL, GO,
$  200,000         4.70%, due 05/01/2002 ......................     $   201,882
   500,000         5.10%, due 10/01/2008 ......................         504,310
                                                                    -----------
                                                                        706,192
                                                                    -----------
               Montgomery, AL, Waterworks & Sanitation Rev.,
   200,000         5.85%, due 03/01/2003 ......................         208,332
   400,000         5.60%, due 09/01/2009 ......................         414,460
                                                                    -----------
                                                                        622,792
                                                                    -----------
               Montgomery Co., AL, GO,
   100,000         5.20%, due 11/01/2006 ......................         101,963
                                                                    -----------
               Mountain Brook, AL, Board of Education Capital
                   Outlay Warrants,
   405,000         4.80%, due 02/15/2011 ......................         386,973
                                                                    -----------
               Muscle Shoals, AL, GO,
   400,000         5.60%, due 08/01/2010 ......................         412,316
                                                                    -----------
               Opelika, AL, GO,
   100,000         4.60%, due 03/01/2003 ......................         100,644
   100,000         5.30%, due 07/01/2003 ......................         103,075
                                                                    -----------
                                                                        203,719
                                                                    -----------
               Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000         4.35%, due 08/01/2011 ......................         181,894
                                                                    -----------
               Shelby Co., AL, GO,
   205,000         5.20%, due 08/01/2000 ......................         207,439
    50,000         5.35%, due 08/01/2001 ......................          51,074
                                                                    -----------
                                                                        258,513
                                                                    -----------
               Shelby Co., AL, Hospital Board Rev.,
    35,000         6.60%, due 02/01/2001, ETM .................          36,092
    25,000         6.60%, due 02/01/2002, ETM .................          26,246
    40,000         6.60%, due 02/01/2003, ETM .................          42,610
                                                                    -----------
                                                                        104,948
                                                                    -----------
               Tuscaloosa, AL, Board of Education, GO,
   100,000         5.10%, due 02/01/2004 ......................         102,215
   300,000         4.625%, due 08/01/2008 .....................         292,965
                                                                    -----------
                                                                        395,180
                                                                    -----------
               Tuscaloosa, AL, Board of Education Special
                   Tax Warrants,
    75,000         5.70%, due 02/15/2005 ......................          78,092
   125,000         6.00%, due 02/15/2009 ......................         131,507
   300,000         4.85%, due 02/15/2013 ......................         278,142
                                                                    -----------
                                                                        487,741
                                                                    -----------
               University of Alabama General Fee Series A Rev.,
   250,000         4.15%, due 10/01/1999 ......................         250,002
    50,000         5.00%, due 11/01/2000 ......................          50,631
   240,000         5.10%, due 10/01/2002 ......................         245,354
   400,000         5.25%, due 06/01/2010 ......................         403,296
   100,000         5.375%, due 06/01/2013 .....................          99,657
                                                                    -----------
                                                                      1,048,940
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
 Par Value     OBLIGATION (GO) BONDS -- 97.4% (Continued)               Value
--------------------------------------------------------------------------------
               Vestavia Hills, AL, Board of Education Capital
                   Outlay Rev.,
$   55,000         5.25%, due 02/01/2004 ......................     $    56,496
                                                                    -----------
               Vestavia Hills, AL, Warrants,
   125,000         4.90%, due 04/01/2005 ......................         126,441
                                                                    -----------
               Total Alabama Bonds (Cost $21,452,447) .........     $21,500,015
                                                                    -----------

================================================================================
    Shares     MONEY MARKETS -- 1.4%                                    Value
--------------------------------------------------------------------------------
   302,001     Firstar Tax-Free Money Market Fund
                   (Cost $302,001) ............................     $   302,001
                                                                    -----------

               Total Investments at Value-- 98.8%
                   (Cost $21,754,448) .........................     $21,802,016
                                                                    -----------

               Other Assets in Excess of Liabilities-- 1.2% ...         275,071
                                                                    -----------

               Net Assets-- 100.0% ............................     $22,077,087
                                                                    ===========

ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation-- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements-- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders-- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of September 30, 1999:

------------------------------------------------------------------------------------------
                                              Government      Government        Alabama
                                                Street          Street         Tax Free
                                              Equity Fund      Bond Fund       Bond Fund
------------------------------------------------------------------------------------------
Gross unrealized appreciation ............   $ 42,729,685    $    200,016    $    381,729
Gross unrealized depreciation ............     (2,289,950)     (1,451,009)       (334,161)
                                             ------------    ------------    ------------
Net unrealized appreciation (depreciation)   $ 40,439,735    $ (1,250,993)   $     47,568
                                             ============    ============    ============

Federal income tax cost ..................   $ 54,581,734    $ 44,698,527    $ 21,754,448
                                             ============    ============    ============
------------------------------------------------------------------------------------------

As of March 31, 1999, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $540,121 and $199,283, respectively, which expire through the year 2007. In addition, The Government Street Bond Fund had net realized capital losses of $13,140 during the period from November 1, 1998 through March 31, 1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the six months ended September 30, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $9,354,885 and $5,059,356, respectively, for The Government Street Equity Fund, $6,878,560 and $4,920,976, respectively, for The Government Street Bond Fund, and $2,064,279 and $355,000, respectively, for The Alabama Tax Free Bond Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $7,480 of its investment advisory fees for the Fund during the six months ended September 30, 1999.

Certain Trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

                                   DAVENPORT
                                  EQUITY FUND
                                  -----------

                               SEMI-ANNUAL REPORT
                               September 30, 1999
                                  (Unaudited)

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Firstar Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

LETTER TO SHAREHOLDERS                                          October 13, 1999
================================================================================

Dear Fellow Shareholder:

The stock market lost ground in the September quarter-- an unusual occurrence for many investors who have become accustomed to higher stock valuations at least monthly, if not daily. For the quarter ended September 30, 1999, the S&P 500 was down 6.3%, which resulted in a somewhat meager year-to-date gain of just over 5%. The fact that the S&P 500 is still up in 1999 masks the fact that for most stocks this has been a terrible year. The average stock in the S&P 500 is now down 23.5% from its 52-week high. Additionally, over half of all the stocks in the S&P 500 are lower now than they were at the beginning of the year. So the odds of owning a winning portfolio this year are now significantly less than 50/50.

The one very bright spot for the market continues to be the technology sector. This area has grown to represent over 25% of the S&P 500 and is up 30% year-to-date. Interestingly, excluding the technology stocks, the S&P 500 has actually been down this year. Even more interesting is the narrow breadth of the market. By this I mean that a select group of stocks has been almost entirely responsible for the gains this year. In fact, only four technology stocks have accounted for more than half of the S&P's 1999 performance through September. They were Microsoft, Cisco, General Electric and IBM. Portfolios that didn't hold at least a representative sampling of these stocks lagged.

September is historically the worst month for the stock market with October a close second. So far in October, stock market volatility has definitely increased and, very recently, the technology sector has begun to show some signs of strain. Earnings reports have been somewhat erratic and fears of inflation have become more prevalent. Investor sentiment seems to have shifted slightly. The environment is no longer the best of all worlds for sky-high valuation levels.

Our portfolio remains conservatively composed. While we have increased our technology holdings, they are still significantly below that of the market as a whole. Our portfolio is also well-diversified with the goal of increasing the consistency of performance while managing risk.

We have always been attracted to value and this has made it difficult for us to keep pace with the S&P 500 for the past several years as stocks with almost no sales, no earnings and no history have gained oversized market valuations. Value stocks are typically defined as companies with long histories, usually dividend payers and, most importantly, selling at a market valuation which represents a discount to their peer group. These stocks have fared relatively poorly for the last four or five years. While our portfolio is not dominated by value stocks, we do have a tendency to be attracted to this arena. For example, our average equity holding sells at a discount to the price/earnings ratio of the stock market as a whole, while boasting a slightly higher five and ten year growth rate. We fully expect this style of investing to cycle back into favor (just as growth stocks were out of favor in 1993 and 1994), perhaps hastened by falling stock prices in the more glamorous but less tested technology and Internet sectors.

Speaking of the Internet, Jeff Bezos, the head of Amazon.com, made some interesting comments at a recent meeting of Internet executives in California. In the 1920's, the ".com" stocks of that era usually had the word "motor" in their name. The hottest area in that decade was the fledgling automotive industry. There were literally hundreds of companies attempting to capitalize on the car craze. Of all of them, only three exist today. Bezos went on to say that if one had invested a dollar in each, you would still be in the red. Looking towards the future, he predicted that that is what will happen to the Internet economy, only faster. Of the hundreds of Internet companies around now, only a handful are likely to survive.

The Internet is surely a development of historic proportions, but that doesn't mean that every company in this area is destined to make a lot of money. In our view, one of the most important roles the Internet is playing is helping to keep inflation in check as consumers are able to comparison shop in a way that they never have been able to before, with vendors who are not encumbered by much, if any, overhead. This will change the way we do business as consumers. However, what is good for the consumer is not necessarily good for the investor.

As always, we plan to remain fully invested. While the Federal Reserve's current leanings toward raising interest rates may put a temporary cap on equity prices, we remain confident that, over the long haul, equity investing will prove rewarding.

Please do not hesitate to contact us with any concerns or questions you may have.

                                                Sincerely,

                                                /s/ Joseph L. Antrim, CFA

                                                Joseph L. Antrim, CFA
                                                Executive Vice President

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
ASSETS
   Investments in securities:
      At acquisition cost ....................................     $ 57,608,926
                                                                   ============
      At market value (Note 1) ...............................     $ 63,148,929
   Dividends receivable ......................................           69,197
   Receivable for capital shares sold ........................          191,642
   Other assets ..............................................           20,798
                                                                   ------------
      TOTAL ASSETS ...........................................       63,430,566
                                                                   ------------
LIABILITIES
   Dividends payable .........................................            3,864
   Payable for capital shares redeemed .......................           91,106
   Accrued investment advisory fees (Note 3) .................           42,010
   Accrued administration fees (Note 3) ......................            9,725
   Other accrued expenses and liabilities ....................           10,343
                                                                   ------------
      TOTAL LIABILITIES ......................................          157,048
                                                                   ------------

NET ASSETS ...................................................     $ 63,273,518
                                                                   ============

Net assets consist of:
Paid-in capital ..............................................     $ 58,675,674
Undistributed net investment income ..........................            7,923
Accumulated net realized losses from security transactions ...         (950,082)
Net unrealized appreciation on investments ...................        5,540,003
                                                                   ------------
Net assets ...................................................     $ 63,273,518
                                                                   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ................        5,359,100
                                                                   ============

Net asset value, offering price and redemption
   price per share (Note 1) ..................................     $      11.81
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended September 30, 1999 (Unaudited)
================================================================================
INVESTMENT INCOME
   Dividends .................................................      $   444,440
   Interest ..................................................           30,352
                                                                    -----------
      TOTAL INVESTMENT INCOME ................................          474,792
                                                                    -----------
EXPENSES
   Investment advisory fees (Note 3) .........................          236,856
   Administration fees (Note 3) ..............................           56,711
   Registration fees .........................................            6,136
   Custodian fees ............................................            5,800
   Professional fees .........................................            4,625
   Trustees' fees and expenses ...............................            3,780
   Printing of shareholder reports ...........................            2,823
   Postage and supplies ......................................            1,467
                                                                    -----------
      TOTAL EXPENSES .........................................          318,198
                                                                    -----------

NET INVESTMENT INCOME ........................................          156,594
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions .............          337,741
   Net change in unrealized appreciation/
      depreciation on investments ............................       (1,626,213)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ............       (1,288,472)
                                                                    -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS ...................      $(1,131,878)
                                                                    ===========

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================
                                                                             Six Months
                                                                                Ended            Year
                                                                            September 30,       Ended
                                                                                 1999          March 31,
                                                                             (Unaudited)         1999
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ...............................................    $    156,594     $    282,941
   Net realized gains (losses) from security transactions ..............         337,741       (1,287,823)
   Net change in unrealized appreciation/depreciation on investments ...      (1,626,213)       5,647,305
                                                                            ------------     ------------
Net increase (decrease) in net assets from operations ..................      (1,131,878)       4,642,423
                                                                            ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ..........................................        (171,243)        (284,973)
   From net realized gains .............................................              --          (22,572)
                                                                            ------------     ------------
Decrease in net assets from distributions to shareholders ..............        (171,243)        (307,545)
                                                                            ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ...........................................      10,882,981       33,435,301
   Net asset value of shares issued in reinvestment
      of distributions to shareholders .................................         163,898          292,444
   Payments for shares redeemed ........................................      (2,828,140)      (6,398,898)
                                                                            ------------     ------------
Net increase in net assets from capital share transactions .............       8,218,739       27,328,847
                                                                            ------------     ------------

TOTAL INCREASE IN NET ASSETS ...........................................       6,915,618       31,663,725

NET ASSETS
   Beginning of period .................................................      56,357,900       24,694,175
                                                                            ------------     ------------
   End of period (including undistributed net investment
      income of $7,923 and 22,572, respectively) .......................    $ 63,273,518     $ 56,357,900
                                                                            ============     ============
CAPITAL SHARE ACTIVITY
   Sold ................................................................         881,888        3,018,408
   Reinvested ..........................................................          13,480           26,301
   Redeemed ............................................................        (229,082)        (569,249)
                                                                            ------------     ------------
   Net increase in shares outstanding ..................................         666,286        2,475,460
   Shares outstanding at beginning of period ...........................       4,692,814        2,217,354
                                                                            ------------     ------------
   Shares outstanding at end of period .................................       5,359,100        4,692,814
                                                                            ============     ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                             Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                   Ended              Year          Period
                                                               September 30,         Ended           Ended
                                                                   1999             March 31,       March 31,
                                                                (Unaudited)           1999           1998(a)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................    $    12.01         $    11.14      $    10.00
                                                                ----------         ----------      ----------
Income (loss) from investment operations:
   Net investment income ...................................          0.03               0.06            0.01
   Net realized and unrealized gains (losses) on investments         (0.20)              0.88            1.13
                                                                ----------         ----------      ----------
Total from investment operations ...........................         (0.17)              0.94            1.14
                                                                ----------         ----------      ----------
Less distributions:
   Dividends from net investment income ....................         (0.03)             (0.06)             --
   Distributions from net realized gains ...................            --              (0.01)             --
                                                                ----------         ----------      ----------
Total distributions ........................................         (0.03)             (0.07)             --
                                                                ----------         ----------      ----------

Net asset value at end of period ...........................    $    11.81         $    12.01      $    11.14
                                                                ==========         ==========      ==========

Total return ...............................................       (1.40)%              8.53%          11.40%
                                                                ==========         ==========      ==========

Net assets at end of period (000's) ........................    $   63,274         $   56,358      $   24,694
                                                                ==========         ==========      ==========

Ratio of net expenses to average net assets(b) .............         1.01%(c)           1.14%           1.15%(c)

Ratio of net investment income to average net assets .......         0.50%(c)           0.64%           0.76%(c)

Portfolio turnover rate ....................................           13%(c)             15%             17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
September 30, 1999 (Unaudited)
================================================================================
                                                                       Market
    Shares    COMMON STOCKS -- 97.3%                                   Value
--------------------------------------------------------------------------------
              BASIC MATERIALS -- 4.0%
    21,020    Alcoa, Inc. ......................................    $  1,304,554
    22,612    Chesapeake Corporation ...........................         684,013
    16,559    Cleveland-Cliffs, Inc. ...........................         515,399
                                                                    ------------
                                                                       2,503,966
                                                                    ------------
              CHEMICALS AND DRUGS -- 5.8%
    22,612    Air Products & Chemicals, Inc. ...................         657,161
    21,182    Merck & Company, Inc. ............................       1,372,858
    37,580    Schering-Plough Corporation ......................       1,639,428
                                                                    ------------
                                                                       3,669,447
                                                                    ------------
              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 16.1%
    22,612    Allied Signal, Inc. ..............................       1,355,307
    18,251    Cisco Systems, Inc.(a) ...........................       1,251,334
    18,000    EMC Corporation(a) ...............................       1,285,875
    14,984    Hewlett-Packard Company ..........................       1,378,528
    24,203    Intel Corporation ................................       1,798,585
    14,827    Lockheed Martin Corporation ......................         484,658
    19,517    Media General, Inc. ..............................       1,000,246
    10,121    Microsoft Corporation(a) .........................         916,583
     8,471    Motorola, Inc. ...................................         745,448
                                                                    ------------
                                                                      10,216,564
                                                                    ------------
              CONGLOMERATES -- 1.3%
       445    Berkshire Hathaway, Inc. - Class B(a) ............         825,920
                                                                    ------------
              CONSUMER PRODUCTS -- 17.1%
    22,612    American Home Products Corporation ...............         938,398
    17,837    Amgen, Inc.(a) ...................................       1,453,716
    19,000    Avery Dennison Corporation .......................       1,002,250
    27,386    Bristol-Myers Squibb Company .....................       1,848,555
    18,151    Ford Motor Company ...............................         910,953
    18,151    Gillette Company .................................         616,000
    16,559    Johnson & Johnson ................................       1,521,358
    46,815    SYSCO Corporation ................................       1,641,451
    23,371    Zale Corporation(a) ..............................         895,401
                                                                    ------------
                                                                      10,828,082
                                                                    ------------
              DURABLE GOODS -- 9.4%
    13,691    Deere & Company ..................................         529,671
    10,591    General Electric Company .........................       1,255,695
    15,295    Koninklijke Philips Electronics N.V ..............       1,544,795
    17,764    Martin Marietta Materials, Inc. ..................         709,450
    24,203    Norfolk Southern Corporation .....................         592,974
    62,102    Tredegar Industries, Inc. ........................       1,327,430
                                                                    ------------
                                                                       5,960,015
                                                                    ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                        Market
    Shares    COMMON STOCKS-- 97.3% (Continued)                         Value
--------------------------------------------------------------------------------
              ENTERTAINMENT -- 3.2%
    29,098    AT&T Corporation - Liberty Media Group(a) ........    $  1,080,263
    36,307    The Walt Disney Company ..........................         939,444
                                                                    ------------
                                                                       2,019,707
                                                                    ------------
              FINANCIAL SERVICES -- 13.4%
    18,703    American International Group, Inc. ...............       1,625,992
    22,612    BB&T Corporation .................................         732,064
    26,758    Capital One Financial Corporation ................       1,043,562
    16,559    CCB Financial Corporation ........................         689,268
    28,664    Federal Realty Investments Trust .................         600,153
     9,235    Markel Corporation(a) ............................       1,681,347
    22,612    St. Paul Companies, Inc. .........................         621,830
    13,691    SunTrust Banks, Inc. .............................         900,183
     7,413    Wachovia Corporation .............................         582,847
                                                                    ------------
                                                                       8,477,246
                                                                    ------------
              FOOD/BEVERAGES -- 4.6%
    22,690    Anheuser-Busch Company, Inc. .....................       1,589,718
    13,691    Coca-Cola Company ................................         658,024
    27,067    Sara Lee Corporation .............................         634,383
                                                                    ------------
                                                                       2,882,125
                                                                    ------------
              OIL/ENERGY -- 10.8%
     8,921    Atlantic Richfield Company .......................         790,624
    10,591    Chevron Corporation ..............................         939,951
    32,288    Conoco, Inc. - Class B ...........................         883,909
    33,118    Enron Corporation ................................       1,366,117
    22,612    Halliburton Company ..............................         927,092
    10,591    Mobil Corporation ................................       1,067,043
    13,691    Schlumberger Limited .............................         853,120
                                                                    ------------
                                                                       6,827,856
                                                                    ------------
              RETAIL STORES -- 5.1%
    37,663    Circuit City Stores, Inc. ........................       1,588,908
    22,612    Saks, Inc.(a) ....................................         343,420
    50,317    Walgreen Company .................................       1,276,794
                                                                    ------------
                                                                       3,209,122
                                                                    ------------
              UTILITIES -- 6.5%
    20,088    AT&T Corporation .................................         873,828
    24,203    Cox Communications, Inc.(a) ......................       1,010,475
    10,837    MCI WorldCom, Inc.(a) ............................         778,909
    28,664    SBC Communications, Inc. .........................       1,463,655
                                                                    ------------
                                                                       4,126,867
                                                                    ------------

              Total Common Stocks (Cost $56,006,914) ...........    $ 61,546,917
                                                                    ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       Market
    Shares    MONEY MARKETS -- 2.5%                                     Value
--------------------------------------------------------------------------------
 1,602,012    Firstar Stellar Treasury Fund (Cost $1,602,012) ..    $  1,602,012
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE-- 99.8%
              (Cost $57,608,926) ...............................    $ 63,148,929

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% .....         124,589
                                                                    ------------

              NET ASSETS-- 100.0%                                   $ 63,273,518
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 1999 (Unaudited)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The  Fund's  investment   objective  is  long-term  growth  of  capital  through
investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation-- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements-- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders-- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $57,608,926 as of September 30, 1999:

Gross unrealized appreciation .........................            $ 10,206,709
Gross unrealized depreciation .........................              (4,666,706)
                                                                   ------------
Net unrealized appreciation ...........................            $  5,540,003
                                                                   ============

As of March 31,1999, the Fund had capital loss carryforwards for federal income tax purposes of $334,879, which expire through the year 2007. In addition, the Fund had net realized capital losses of $952,944 during the period from November 1, 1998 through March 31,1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the six months ended September 30, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $11,584,380 and $4,071,664, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

                               INVESTMENT ADVISER
                      LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA


THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)
=================================================================================================================
                                                                                      JAMESTOWN       JAMESTOWN
                                                        JAMESTOWN      JAMESTOWN      TAX EXEMPT    INTERNATIONAL
                                                         BALANCED        EQUITY        VIRGINIA         EQUITY
                                                           FUND           FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
    Investments in securities:
        At acquisition cost ........................   $ 84,007,316   $ 43,243,765   $ 27,235,057    $ 44,061,407
                                                       ============   ============   ============    ============
        At value (Note 1) ..........................   $113,346,977   $ 63,960,964   $ 27,039,705    $ 59,059,622
    Cash ...........................................             --             --             --       1,604,371
    Cash denominated in foreign currency ...........             --             --             --           5,082
    Dividends receivable ...........................         67,630         59,424          1,471         212,848
    Interest receivable ............................        554,957             --        387,111              --
    Receivable for securities sold .................        599,396        494,493        680,582         237,159
    Receivable for capital shares sold .............            882          1,931             --       1,835,410
    Net unrealized appreciation on forward foreign
        currency exchange contracts (Note 6) .......             --             --             --           1,143
    Other assets ...................................          9,838         30,076          4,366          11,629
                                                       ------------   ------------   ------------    ------------
        TOTAL ASSETS ...............................    114,579,680     64,546,888     28,113,235      62,967,264
                                                       ------------   ------------   ------------    ------------
LIABILITIES
    Dividends payable ..............................         27,197          3,887         31,071              --
    Payable for securities purchased ...............      1,125,278        984,619      1,012,220         362,802
    Payable for capital shares redeemed ............         56,454         33,731          9,219              --
    Accrued investment advisory fees (Note 3) ......         61,466         34,899          8,925          49,804
    Accrued administration fees (Note 3) ...........         16,000          9,750          3,400          11,650
    Other accrued expenses and liabilities .........          4,086          5,069          3,631          34,258
                                                       ------------   ------------   ------------    ------------
        TOTAL LIABILITIES ..........................      1,290,481      1,071,955      1,068,466         458,514
                                                       ------------   ------------   ------------    ------------

NET ASSETS .........................................   $113,289,199   $ 63,474,933   $ 27,044,769    $ 62,508,750
                                                       ============   ============   ============    ============
Net assets consist of:
    Paid-in capital ................................   $ 83,320,241   $ 42,701,857   $ 27,350,278    $ 44,478,536
    Undistributed net investment income ............          6,699          5,025             --         158,400
    Accumulated net realized gains (losses) from
        security and foreign currency transactions .        622,598         50,852       (110,157)      2,872,701
    Net unrealized appreciation (depreciation)
        on investments .............................     29,339,661     20,717,199       (195,352)     14,998,215
    Net unrealized appreciation on translation of
        assets and liabilities in foreign currencies             --             --             --             898
                                                       ------------   ------------   ------------    ------------

Net assets .........................................   $113,289,199   $ 63,474,933   $ 27,044,769    $ 62,508,750
                                                       ============   ============   ============    ============
Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value) .....      6,298,547      2,902,811      2,746,794       4,142,268
                                                       ============   ============   ============    ============
Net asset value, offering price and redemption
    price per share (Note 1) .......................   $      17.99   $      21.87   $       9.85    $      15.09
                                                       ============   ============   ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)
======================================================================================================================
                                                                                            JAMESTOWN      JAMESTOWN
                                                              JAMESTOWN      JAMESTOWN      TAX EXEMPT   INTERNATIONAL
                                                               BALANCED        EQUITY        VIRGINIA        EQUITY
                                                                 FUND           FUND           FUND           FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ............................................   $   347,272    $   280,927    $     8,108    $   602,111
    Foreign withholding taxes on dividends ...............            --             --             --        (68,778)
    Interest .............................................     1,169,027         51,520        630,752         52,019
                                                             -----------    -----------    -----------    -----------
        TOTAL INVESTMENT INCOME ..........................     1,516,299        332,447        638,860        585,352
                                                             -----------    -----------    -----------    -----------
EXPENSES
    Investment advisory fees (Note 3) ....................       372,563        211,324         52,823        288,481
    Administration fees (Note 3) .........................        95,155         58,036         19,769         66,971
    Custodian fees .......................................         7,898          4,526          2,417         40,296
    Registration fees ....................................         8,599          6,683            318          8,267
    Professional fees ....................................         6,780          4,050          4,050          6,020
    Pricing costs ........................................         5,605            442          3,680          4,642
    Trustees' fees and expenses ..........................         3,965          3,965          3,965          3,965
    Printing of shareholder reports ......................         3,650          4,005          2,142          3,275
    Other expenses .......................................           714             14          1,609          5,035
                                                             -----------    -----------    -----------    -----------
        TOTAL EXPENSES ...................................       504,929        293,045         90,773        426,952
    Expenses reimbursed through a directed
        brokerage arrangement (Note 4) ...................       (12,000)        (9,000)            --             --
                                                             -----------    -----------    -----------    -----------
        NET EXPENSES .....................................       492,929        284,045         90,773        426,952
                                                             -----------    -----------    -----------    -----------

NET INVESTMENT INCOME ....................................     1,023,370         48,402        548,087        158,400
                                                             -----------    -----------    -----------    -----------
REALIZEDAND  UNREALIZED  GAINS (LOSSES) ON  INVESTMENTS
    AND FOREIGN  CURRENCIES (Note 5)
    Net realized gains (losses) from:
        Security transactions ............................       702,461        434,907       (136,525)     2,123,977
        Foreign currency transactions ....................            --             --             --         62,493
    Net change in unrealized appreciation/depreciation on:
        Investments ......................................    (1,537,685)      (147,704)      (859,161)     3,515,854
        Foreign currency translation .....................            --             --             --         (4,194)
                                                             -----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED
    GAINS (LOSSES) ON INVESTMENTS
    AND FOREIGN CURRENCIES ...............................      (835,224)       287,203       (995,686)     5,698,130
                                                             -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS ......................................   $   188,146    $   335,605    $  (447,599)   $ 5,856,530
                                                             ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================================
                                                                    JAMESTOWN                        JAMESTOWN
                                                                  BALANCED FUND                     EQUITY FUND
                                                        ------------------------------------------------------------------
                                                          SIX MONTHS                        SIX MONTHS
                                                             ENDED             YEAR            ENDED             YEAR
                                                           SEPT. 30,           ENDED         SEPT. 30,           ENDED
                                                             1999             MARCH 31,        1999             MARCH 31,
                                                          (UNAUDITED)           1999        (UNAUDITED)           1999
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income ............................   $   1,023,370    $   2,044,580    $      48,402    $     194,305
    Net realized gains (losses) from
        security transactions ........................         702,461        1,234,403          434,907         (369,569)
    Net change in unrealized appreciation/
        depreciation on investments ..................      (1,537,685)       4,507,324         (147,704)       5,043,678
                                                         -------------    -------------    -------------    -------------
Net increase in net assets from operations ...........         188,146        7,786,307          335,605        4,868,414
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income .......................      (1,016,671)      (2,047,558)         (43,377)        (198,327)
    From net realized gains from security transactions              --       (1,302,068)              --               --
                                                         -------------    -------------    -------------    -------------
Decrease in net assets from distributions
    to shareholders ..................................      (1,016,671)      (3,349,626)         (43,377)        (198,327)
                                                         -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold ........................       5,140,406       13,392,101        3,419,568       11,342,221
    Net asset value of shares issued in reinvestment
        of distributions to shareholders .............         960,405        3,140,088           37,547          171,755
    Payments for shares redeemed .....................      (4,786,892)      (9,573,352)      (3,690,378)      (4,982,200)
                                                         -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
    capital share transactions .......................       1,313,919        6,958,837         (233,263)       6,531,776
                                                         -------------    -------------    -------------    -------------

TOTAL INCREASE IN NET ASSETS .........................         485,394       11,395,518           58,965       11,201,863

NET ASSETS
    Beginning of period ..............................     112,803,805      101,408,287       63,415,968       52,214,105
                                                         -------------    -------------    -------------    -------------
    End of period ....................................   $ 113,289,199    $ 112,803,805    $  63,474,933    $  63,415,968
                                                         =============    =============    =============    =============
CAPITAL SHARE ACTIVITY
    Sold .............................................         281,035          766,478          152,097          565,307
    Reinvested .......................................          52,529          178,274            1,690            8,737
    Redeemed .........................................        (261,209)        (554,334)        (165,884)        (248,873)
                                                         -------------    -------------    -------------    -------------
    Net increase (decrease) in shares outstanding ....          72,355          390,418          (12,097)         325,171
    Shares outstanding, beginning of period ..........       6,226,192        5,835,774        2,914,908        2,589,737
                                                         -------------    -------------    -------------    -------------
    Shares outstanding, end of period ................       6,298,547        6,226,192        2,902,811        2,914,908
                                                         =============    =============    =============    =============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================================
                                                                JAMESTOWN TAX EXEMPT                   JAMESTOWN
                                                                    VIRGINIA FUND              INTERNATIONAL EQUITY FUND
                                                            --------------------------------------------------------------
                                                              SIX MONTHS                      SIX MONTHS
                                                                 ENDED           YEAR            ENDED            YEAR
                                                               SEPT. 30,         ENDED         SEPT. 30,         ENDED
                                                                 1999           MARCH 31,        1999           MARCH 31,
                                                              (UNAUDITED)         1999        (UNAUDITED)         1999
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income ................................   $    548,087    $    886,964    $    158,400    $    178,500
    Net realized gains (losses) from:
        Security transactions ............................       (136,525)         36,651       2,123,977       2,205,161
        Foreign currency transactions ....................             --              --          62,493         (56,520)
    Net change in unrealized appreciation/depreciation on:
        Investments ......................................       (859,161)         81,607       3,515,854       1,511,375
        Foreign currency translation .....................             --              --          (4,194)       (120,768)
                                                             ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations ....       (447,599)      1,005,222       5,856,530       3,717,748
                                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income ...........................       (548,087)       (886,964)             --        (238,226)
    From net realized gains from security transactions ...             --         (11,065)             --              --
                                                             ------------    ------------    ------------    ------------
Decrease in net assets from distributions
    to shareholders ......................................       (548,087)       (898,029)             --        (238,226)
                                                             ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold ............................      3,467,256       8,922,497       8,958,246       9,046,185
    Net asset value of shares issued in reinvestment
        of distributions to shareholders .................        314,523         487,854              --         231,344
    Payments for shares redeemed .........................     (1,367,119)     (2,104,477)     (6,325,283)     (1,280,438)
                                                             ------------    ------------    ------------    ------------
Net increase in net assets from
    capital share transactions ...........................      2,414,660       7,305,874       2,632,963       7,997,091
                                                             ------------    ------------    ------------    ------------

TOTAL INCREASE IN NET ASSETS .............................      1,418,974       7,413,067       8,489,493      11,476,613

NET ASSETS
    Beginning of period ..................................     25,625,795      18,212,728      54,019,257      42,542,644
                                                             ------------    ------------    ------------    ------------
    End of period ........................................   $ 27,044,769    $ 25,625,795    $ 62,508,750    $ 54,019,257
                                                             ============    ============    ============    ============
CAPITAL SHARE ACTIVITY
    Sold .................................................        346,382         871,702         611,363         673,952
    Reinvested ...........................................         31,478          47,603              --          17,619
    Redeemed .............................................       (137,269)       (206,362)       (430,934)       (102,274)
                                                             ------------    ------------    ------------    ------------
    Net increase in shares outstanding ...................        240,591         712,943         180,429         589,297
    Shares outstanding, beginning of period ..............      2,506,203       1,793,260       3,961,839       3,372,542
                                                             ------------    ------------    ------------    ------------
    Shares outstanding, end of period ....................      2,746,794       2,506,203       4,142,268       3,961,839
                                                             ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=============================================================================================================================
                                                      SIX MONTHS
                                                         ENDED
                                                       SEPT. 30,                        YEARS ENDED MARCH 31,
                                                         1999         -------------------------------------------------------
                                                      (UNAUDITED)        1999        1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $   18.12      $   17.38   $   15.17   $  14.77   $  12.76   $  12.15
                                                       ---------      ---------   ---------   --------   --------   --------
Income from investment operations:
    Net investment income ..........................        0.16           0.34        0.37       0.35       0.36       0.33
    Net realized and unrealized gains (losses)
        on investments .............................       (0.13)          0.95        4.31       1.45       2.50       0.90
                                                       ---------      ---------   ---------   --------   --------   --------
Total from investment operations ...................        0.03           1.29        4.68       1.80       2.86       1.23
                                                       ---------      ---------   ---------   --------   --------   --------
Less distributions:
    Dividends from net investment income ...........       (0.16)         (0.34)      (0.37)     (0.35)     (0.36)     (0.33)
    Distributions from net realized gains ..........          --          (0.21)      (2.10)     (1.05)     (0.49)     (0.29)
                                                       ---------      ---------   ---------   --------   --------   --------
Total distributions ................................       (0.16)         (0.55)      (2.47)     (1.40)     (0.85)     (0.62)
                                                       ---------      ---------   ---------   --------   --------   --------

Net asset value at end of period ...................   $   17.99      $   18.12   $   17.38   $  15.17   $  14.77   $  12.76
                                                       =========      =========   =========   ========   ========   ========

Total return .......................................       0.17%          7.56%      32.42%     12.29%     22.79%     10.54%
                                                       =========      =========   =========   ========   ========   ========

Net assets at end of period (000's) ...............    $ 113,289      $ 112,804   $ 101,408   $ 70,654   $ 61,576   $ 52,062
                                                       =========      =========   =========   ========   ========   ========

Ratio of gross expenses to average net assets ......       0.88%(b)       0.88%       0.90%      0.91%      0.93%      0.99%

Ratio of net expenses to average net assets (a) ....       0.86%(b)       0.86%       0.87%      0.87%      0.88%      0.96%

Ratio of net investment income to average net assets       1.79%(b)       1.95%       2.21%      2.31%      2.52%      2.72%

Portfolio turnover rate ............................         74%(b)         69%         90%        58%        72%        95%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                                   SIX MONTHS
                                                      ENDED
                                                    SEPT. 30,                           YEARS ENDED MARCH 31,
                                                      1999         -----------------------------------------------------------------
                                                   (UNAUDITED)        1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............. $ 21.76        $  20.16     $  15.66     $  13.96     $  11.29     $  10.19
                                                     -------        --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income ..........................    0.02            0.07         0.11         0.13         0.15         0.10
    Net realized and unrealized gains
        on investments .............................    0.11            1.60         6.47         2.00         2.98         1.15
                                                     -------        --------     --------     --------     --------     --------
Total from investment operations ...................    0.13            1.67         6.58         2.13         3.13         1.25
                                                     -------        --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment income ...........   (0.02)          (0.07)       (0.11)       (0.13)       (0.15)       (0.12)
    Distributions from net realized gains ..........      --              --        (1.97)       (0.30)       (0.31)       (0.03)
                                                     -------        --------     --------     --------     --------     --------
Total distributions ................................   (0.02)          (0.07)       (2.08)       (0.43)       (0.46)       (0.15)
                                                     -------        --------     --------     --------     --------     --------

Net asset value at end of period ................... $ 21.87        $  21.76     $  20.16     $  15.66     $  13.96     $  11.29
                                                     =======        ========     ========     ========     ========     ========

Total return .......................................   0.57%           8.33%       43.74%       15.27%       28.00%       12.33%
                                                     =======        ========     ========     ========     ========     ========

Net assets at end of period (000's) ................ $63,475        $ 63,416     $ 52,214     $ 31,180     $ 17,857     $  8,111
                                                     =======        ========     ========     ========     ========     ========

Ratio of gross expenses to average net assets ......   0.90%(c)        0.92%        0.93%        0.98%        1.14%        1.99%

Ratio of net expenses to average net assets ........   0.87%(a)(c)     0.89%(a)     0.90%(a)     0.92%(a)     1.01%(a)     1.44%(b)

Ratio of net investment income to average net assets   0.15%(c)        0.35%        0.60%        0.85%        1.27%        1.18%

Portfolio turnover rate ............................     63%(c)          66%          59%          44%          54%          48%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b) Ratio was determined based on net expenses after investment advisory fee waivers and/or other operating expense reimbursements by the Adviser.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================================
                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                                       SIX MONTHS
                                                          ENDED
                                                        SEPT. 30,                           YEARS ENDED MARCH 31,
                                                          1999       ---------------------------------------------------------------
                                                       (UNAUDITED)        1999         1998         1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $    10.22     $    10.16   $     9.83   $     9.85   $    9.68   $    9.61
                                                       ----------     ----------   ----------   ----------   ---------   ---------
Income (loss) from investment operations:
    Net investment income ..........................         0.21           0.43         0.44         0.45        0.45        0.44
    Net realized and unrealized gains (losses)
        on investments .............................        (0.37)          0.07         0.33        (0.02)       0.17        0.07
                                                       ----------     ----------   ----------   ----------   ---------   ---------
Total from investment operations ...................        (0.16)          0.50         0.77         0.43        0.62        0.51
                                                       ----------     ----------   ----------   ----------   ---------   ---------
Less distributions:
    Dividends from net investment income ...........        (0.21)         (0.43)       (0.44)       (0.45)      (0.45)      (0.44)
    Distributions from net realized gains ..........           --          (0.01)          --           --          --          --
                                                       ----------     ----------   ----------   ----------   ---------   ---------
Total distributions ................................        (0.21)         (0.44)       (0.44)       (0.45)      (0.45)      (0.44)
                                                       ----------     ----------   ----------   ----------   ---------   ---------

Net asset value at end of period ...................   $     9.85     $    10.22   $    10.16   $     9.83   $    9.85   $    9.68
                                                       ==========     ==========   ==========   ==========   =========   =========

Total return .......................................      (1.59)%          4.92%        8.00%        4.39%       6.51%       5.47%
                                                       ==========     ==========   ==========   ==========   =========   =========

Net assets at end of period (000's) ................   $   27,045     $   25,626   $   18,213   $   11,197   $   8,779   $   7,712
                                                       ==========     ==========   ==========   ==========   =========   =========

Ratio of net expenses to average net assets (a) ....        0.69%(b)       0.73%        0.75%        0.75%       0.75%       0.75%
Ratio of net investment income to average net assets        4.15%(b)       4.17%        4.40%        4.51%       4.57%       4.64%
Portfolio turnover rate ............................          39%(b)         31%          33%          24%         14%         97%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88%, 1.04% and 1.62% for the years ended March 31, 1998, 1997,
     1996 and 1995, respectively.

(b)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================
                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===============================================================================================================
                                                       SIX MONTHS
                                                          ENDED           YEAR         YEAR        PERIOD
                                                        SEPT. 30,        ENDED        ENDED        ENDED
                                                          1999          MARCH 31,    MARCH 31,    MARCH 31,
                                                       (UNAUDITED)        1999         1998         1997(A)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $   13.63      $   12.61    $    9.81    $   10.00
                                                        ---------      ---------    ---------    ---------
Income (loss) from investment operations:
    Net investment income (loss) ....................        0.04           0.05        (0.01)       (0.01)
    Net realized and unrealized gains (losses)
        on investments and foreign currencies                1.42           1.04         2.91        (0.14)
                                                        ---------      ---------    ---------    ---------
Total from investment operations ....................        1.46           1.09         2.90        (0.15)
                                                        ---------      ---------    ---------    ---------

Dividends from net investment income ................          --          (0.07)       (0.10)       (0.04)
                                                        ---------      ---------    ---------    ---------

Net asset value at end of period ....................   $   15.09      $   13.63    $   12.61    $    9.81
                                                        =========      =========    =========    =========

Total return ........................................      10.71%          8.67%       29.67%      (1.56)%(c)
                                                        =========      =========    =========    =========

Net assets at end of period (000's) .................   $  62,509      $  54,019    $  42,543    $  29,290
                                                        =========      =========    =========    =========

Ratio of net expenses to average net assets (b) .....       1.48%(c)       1.51%        1.56%        1.60%(c)

Ratio of net investment income (loss) to
    average net assets ..............................       0.55%(c)       0.38%      (0.05)%      (0.15)%(c)

Portfolio turnover rate .............................         46%(c)         39%          47%          70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================

1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements-- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income-- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders-- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis-- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of September 30, 1999:

----------------------------------------------------------------------------------------------------------
                                               JAMESTOWN       JAMESTOWN       JAMESTOWN       JAMESTOWN
                                                BALANCED         EQUITY       TAX EXEMPT     INTERNATIONAL
                                                  FUND            FUND       VIRGINIA FUND    EQUITY FUND
----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............   $ 30,789,325    $ 21,642,801    $    280,059    $ 17,809,968
Gross unrealized depreciation ............     (1,559,260)       (996,757)       (475,411)     (2,811,753)
                                             ------------    ------------    ------------    ------------
Net unrealized appreciation (depreciation)   $ 29,230,065    $ 20,646,044    $   (195,352)   $ 14,998,215
                                             ============    ============    ============    ============

Federal income tax cost ..................   $ 84,116,912    $ 43,314,920    $ 27,235,057    $ 44,061,407
                                             ============    ============    ============    ============
----------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 1999, The Jamestown Equity Fund had capital loss carryforwards for federal income tax purposes of $368,885 which expire on March 31, 2007. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the six months ended September 30, 1999:

-------------------------------------------------------------------------------------------------------------------
                                                               JAMESTOWN     JAMESTOWN     JAMESTOWN     JAMESTOWN
                                                                BALANCED       EQUITY     TAX EXEMPT   INTERNATIONAL
                                                                  FUND          FUND     VIRGINIA FUND  EQUITY FUND
-------------------------------------------------------------------------------------------------------------------
Purchases of investment securities ........................   $38,832,886   $19,168,917   $ 7,116,857   $13,982,958
                                                              ===========   ===========   ===========   ===========
Proceeds from sales and maturities of investment securities   $40,786,949   $22,476,832   $ 4,492,030   $12,530,723
                                                              ===========   ===========   ===========   ===========
-------------------------------------------------------------------------------------------------------------------

3.  Transactions with Affiliates

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .50% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .20% on its respective average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, CFS receives a monthly fee at an annual rate of .15% on its average daily net assets up to $200 million and
 .10% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, CFS receives a monthly fee at an annual rate of .25% on its average daily net assets up to $25 million; .225% on the next $25 million of such net assets; and .20% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS, or of CW Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

4.      DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $12,000 and $9,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the six months ended September 30, 1999.

5.  FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of September 30, 1999, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
    SETTLEMENT            TO RECEIVE        INITIAL      MARKET    APPRECIATION
       DATE              (TO DELIVER)        VALUE        VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
Contracts To Sell
    10/06/99 .......     121,382   EUR     $(129,259)   $(129,326)   $     (67)
    10/07/99 .......     101,302   EUR      (107,776)    (107,941)        (165)
                                           ---------    ---------    ---------
Total sell contracts                        (237,035)    (237,267)        (232)
                                           ---------    ---------    ---------

Contracts To Buy
    10/01/99 .......     139,198   EUR       146,951      148,245        1,294
    10/04/99 .......     201,461   EUR       214,536      214,617           81
                                           ---------    ---------    ---------
Total buy contracts                          361,487      362,862        1,375
                                           ---------    ---------    ---------

Net contracts ......                       $ 124,452    $ 125,595    $   1,143
                                           =========    =========    =========
--------------------------------------------------------------------------------

EUR - Euro

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
     Shares    COMMON STOCKS -- 62.9%                                   Value
--------------------------------------------------------------------------------
               ADVERTISING -- 2.0%
     56,000    Interpublic Group of Companies, Inc.                 $  2,303,000
                                                                    ------------
               COMMERCIAL BANKING -- 3.2%
     26,000    Bank of America Corporation ....................        1,447,875
     34,000    Fannie Mae .....................................        2,131,375
                                                                    ------------
                                                                       3,579,250
                                                                    ------------
               COMMUNICATIONS -- 5.5%
     85,000    Equifax, Inc. ..................................        2,390,625
     26,000    Lucent Technologies, Inc. ......................        1,686,750
     30,000    MCI WorldCom, Inc.(a) ..........................        2,156,250
                                                                    ------------
                                                                       6,233,625
                                                                    ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 13.2%
     45,000    Cisco Systems, Inc.(a) .........................        3,085,313
     44,000    Computer Sciences Corporation(a) ...............        3,093,750
     24,000    EMC Corporation(a) .............................        1,714,500
     34,000    Intel Corporation ..............................        2,526,625
     25,000    Microsoft Corporation(a) .......................        2,264,063
     51,000    Oracle Corporation(a) ..........................        2,320,500
                                                                    ------------
                                                                      15,004,751
                                                                    ------------
               CONSUMER PRODUCTS -- 7.3%
     25,000    Avon Products, Inc. ............................          620,312
     30,000    Crane Company ..................................          673,125
     22,000    General Electric Company .......................        2,608,375
     20,000    Gillette Company ...............................          678,750
     42,000    Kimberly-Clark Corporation .....................        2,205,000
     43,000    Sysco Corporation ..............................        1,507,687
                                                                    ------------
                                                                       8,293,249
                                                                    ------------
               DRUGS/MEDICAL EQUIPMENT-- 8.3%
     35,000    Abbott Laboratories ............................        1,286,250
     25,000    Bristol-Myers Squibb Company ...................        1,687,500
     34,000    Lilly (Eli) & Company ..........................        2,176,000
     33,000    Merck and Company, Inc. ........................        2,138,813
     48,000    Schering-Plough Corporation ....................        2,094,000
                                                                    ------------
                                                                       9,382,563
                                                                    ------------
               ELECTRONICS -- 1.5%
     18,000    Hewlett-Packard Company ........................        1,656,000
                                                                    ------------
                FINANCIAL SERVICES-- 1.0%
     27,000    Citigroup, Inc. ................................        1,188,000
                                                                    ------------
                FIRE SYSTEMS -- 2.5%
     28,000    Tyco International Ltd. ........................        2,891,000
                                                                    ------------
                INSURANCE -- 4.1%
     31,875    American International Group, Inc. .............        2,771,133
     29,500    Jefferson-Pilot Corporation ....................        1,864,031
                                                                    ------------
                                                                       4,635,164
                                                                    ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     Shares    COMMON STOCKS -- 62.9% (Continued)                       Value
--------------------------------------------------------------------------------
               MEDIA -- 2.1%
     35,000    MediaOne Group, Inc.(a) ........................     $  2,375,625
                                                                    ------------
               OIL AND GAS DRILLING -- 5.0%
     48,000    Coastal Corporation ............................        1,965,000
     54,000    Halliburton Company ............................        2,214,000
     14,500    Mobil Corporation ..............................        1,460,875
                                                                    ------------
                                                                       5,639,875
                                                                    ------------
               RETAIL STORES -- 6.2%
     77,000    AutoZone, Inc.(a) ..............................        2,160,813
     30,000    Circuit City Stores, Inc. ......................        1,265,625
     43,000    Dayton Hudson Corporation ......................        2,582,687
     14,000    Home Depot, Inc. ...............................          960,750
                                                                    ------------
                                                                       6,969,875
                                                                    ------------
               UTILITIES - TELEPHONE -- 1.0%
     24,000    BellSouth Corporation ..........................        1,080,000
                                                                    ------------

               TOTAL COMMON STOCKS (COST $41,171,966)               $ 71,231,977
                                                                    ------------

================================================================================
        Par
      Value    U.S. TREASURY OBLIGATIONS -- 6.3%                        Value
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 5.8%
$   875,000    7.75%, due 11/30/1999 ..........................     $    878,824
  2,040,000    6.50%, due 05/31/2001 ..........................        2,067,417
  3,000,000    5.75%, due 08/15/2003 ..........................        2,990,610
    615,000    7.00%, due 07/15/2006 ..........................          645,941
                                                                    ------------
                                                                       6,582,792
                                                                    ------------
               U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.5%
    405,896    3.625%, due 07/15/2002 .........................          403,043
    215,424    3.375%, due 01/15/2007 .........................          205,730
                                                                    ------------
                                                                         608,773
                                                                    ------------

               TOTAL U.S. TREASURY OBLIGATIONS
                   (Cost $7,285,672) ..........................     $  7,191,565
                                                                    ------------

================================================================================
        Par
      Value    U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.7%               Value
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK -- 1.8%
$ 2,000,000    Discount note, due 10/22/1999 ..................     $  1,993,920
                                                                    ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION-- 2.2%
  1,000,000    6.25%, due 07/15/2004 ..........................          994,220
  1,500,000    6.625%, due 09/15/2009 .........................        1,495,080
                                                                    ------------
                                                                       2,489,300
                                                                    ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.7%
    900,000    6.25%, due 05/15/2029 ..........................          827,856
                                                                    ------------

               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                   (Cost $5,364,437) ..........................     $  5,311,076
                                                                    ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
        Par
      Value    MORTGAGE-BACKED SECURITIES -- 3.9%                       Value
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION-- 0.6%
$   475,000    Pool #1471-G, 7.00%, due 03/15/2008 ............     $    475,295
    175,000    Pool #1655-HB, 6.50%, due 10/15/2008 ...........          173,194
                                                                    ------------
                                                                         648,489
                                                                    ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 1.0%
    425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ........          420,083
    726,619    Pool #380512, 6.15%, due 08/01/2008 ............          687,109
                                                                    ------------
                                                                       1,107,192
                                                                    ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.3%
  2,679,743    Pool #2645, 7.00%, due 09/20/2028 ..............        2,618,350
                                                                    ------------

               TOTAL MORTGAGE-BACKED SECURITIES (COST $4,399,798)   $  4,374,031
                                                                    ------------

================================================================================
        Par
      Value    ASSET-BACKED SECURITIES -- 2.1%                          Value
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION -- 0.9%
$   407,693    Series #97-3-A1, 5.456%, adjustable rate,
                   due 04/25/2006 .............................     $    404,635
    646,916    Series #98-1-A1, 5.566%, adjustable rate,
                   due 01/25/2007 .............................          642,970
                                                                    ------------
                                                                       1,047,605
                                                                    ------------
               OTHER ASSET-BACKED SECURITIES -- 1.2%
               California Infrastructure Trust #97-1-A3,
    700,000        6.17%, due 03/25/2003 ......................          700,875
               Fleetwood Credit Corporation Grantor Trust #95-A-A,
    223,132        8.45%, due 11/15/2010 ......................          226,619
               Green Tree Financial Corporation #98-A-A1C,
    287,574        6.18%, due 06/15/2019 ......................          284,339
               NationsCredit Grantor Trust #96-1-A,
    160,536        5.85%, due 09/15/2011 ......................          157,827
                                                                    ------------
                                                                       1,369,660
                                                                    ------------

               TOTAL ASSET-BACKED SECURITIES (COST $2,432,617)      $  2,417,265
                                                                    ------------

================================================================================
        Par
      Value    MUNICIPAL OBLIGATIONS -- 3.4%                            Value
--------------------------------------------------------------------------------
               Virginia State Housing Dev. Authority Revenue,
$ 2,540,000        6.50%, due 10/01/2007 ......................     $  2,464,689
  1,400,000        6.70%, due 10/01/2008 ......................        1,377,782
                                                                    ------------

               TOTAL MUNICIPAL OBLIGATIONS (COST $3,907,422)        $  3,842,471
                                                                    ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
        Par
      Value    CORPORATE BONDS -- 13.9%                                 Value
--------------------------------------------------------------------------------
               Associates Corporation, N.A.,
$   675,000        5.85%, due 01/15/2001 ......................     $    671,409
               Beneficial Corporation Medium Term Notes,
    230,000        6.35%, due 12/03/2001 ......................          229,814
               Chrysler Financial Corporation,
  1,000,000        5.90%, due 01/26/2001 ......................          997,230
               Coca-Cola Enterprises,
    385,000        5.75%, due 11/01/2008 ......................          348,856
               Conoco, Inc.,
    750,000        5.90%, due 04/15/2004 ......................          726,390
               Duke Realty L.P. Medium Term Notes,
    390,000        6.75%, due 05/30/2008 ......................          361,128
               Enron Corporation,
    750,000        6.45%, due 11/15/2001 ......................          745,418
               Equity Residential Properties Trust,
    875,000        6.65%, due 11/15/2003 ......................          853,720
               Finova Capital Corporation,
  1,000,000        6.25%, due 08/15/2000 ......................          998,730
               Ford Motor Credit Company Medium Term Notes,
    475,000        7.20%, due 06/15/2007 ......................          477,935
               General Motors Acceptance Corporation Medium
                   Term Notes,
    525,000        6.65%, due 05/24/2000 ......................          527,657
               Goldman Sachs Group,
    950,000        6.65%, due 05/15/2009 ......................          902,947
               GTE Northwest, Inc.,
    750,000        6.30%, due 06/01/2010 ......................          705,277
               International Lease Finance Corporation,
    265,000        6.375%, due 08/01/2002 .....................          263,921
               International Lease Finance Corporation Medium
                   Term Notes,
    425,000        6.42%, due 09/11/2000 ......................          426,254
    425,000        6.55%, due 09/15/2000 ......................          426,772
               International Paper Company,
    735,000        8.68%, due 09/14/2001 ......................          764,084
               KeyCorp Medium Term Notes,
    675,000        6.75%, due 05/29/2001 ......................          680,305
               Manitoba (Province of) Medium Term Notes,
    205,000        5.50%, due 10/01/2008 ......................          187,548
               May Department Stores,
    510,000        5.95%, due 11/01/2008 ......................          473,555
               Merrill Lynch & Company Medium Term Notes,
    265,000        7.26%, due 03/25/2002 ......................          262,350
               National City Corporation,
    575,000        7.20%, due 05/15/2005 ......................          573,896
               Norwest Financial, Inc.,
    140,000        6.05%, due 11/19/1999 ......................          140,063
    400,000        5.375%, due 09/30/2003 .....................          380,972
               Pacific Bell,
    185,000        6.625%, due 11/01/2009 .....................          179,080
               Pacific Bell Medium Term Notes,
    400,000        6.875%, due 08/15/2006 .....................          399,264

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
        Par
      Value    CORPORATE BONDS -- 13.9% (Continued)                     Value
--------------------------------------------------------------------------------
               Prologis Trust,
$   225,000        7.00%, due 10/01/2003 ......................     $    220,628
               Sears Roebuck Acceptance Corporation,
    400,000        6.99%, due 09/30/2002 ......................          402,748
               Suntrust Banks,
    310,000        6.125%, due 02/15/2004 .....................          299,048
               TRW, Inc.,
    245,000        6.25%, due 01/15/2010 ......................          218,658
               Union Camp Corporation,
    425,000        6.50%, due 11/15/2007 ......................          406,024
               U.S. WEST Capital Funding, Inc. Medium Term Notes,
    550,000        6.375%, due 07/15/2008 .....................          514,756
                                                                    ------------

               TOTAL CORPORATE BONDS (COST $16,233,249) .......     $ 15,766,437
                                                                    ------------

================================================================================
     Shares    MONEY MARKETS -- 2.8%                                    Value
--------------------------------------------------------------------------------
  3,212,155    Firstar Stellar Treasury Fund (Cost $3,212,155)      $  3,212,155
                                                                    ------------

               TOTAL INVESTMENTS AT VALUE-- 100.0%
                   (COST $84,007,316) .........................     $113,346,977

               LIABILITIES IN EXCESS OF OTHER ASSETS-- ( 0.0 )%         (57,778)
                                                                    ------------

               NET ASSETS-- 100.0% ............................     $113,289,199
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
     Shares    COMMON STOCKS -- 94.4%                                   Value
--------------------------------------------------------------------------------
               ADVERTISING -- 2.9%
     45,000    Interpublic Group of Companies, Inc. ...........     $  1,850,625
                                                                    ------------
               COMMERCIAL BANKING -- 5.0%
     23,000    Bank of America Corporation ....................        1,280,813
     30,000    Fannie Mae .....................................        1,880,625
                                                                    ------------
                                                                       3,161,438
                                                                    ------------
               COMMUNICATIONS -- 8.2%
     72,000    Equifax, Inc. ..................................        2,025,000
     22,000    Lucent Technologies, Inc. ......................        1,427,250
     24,500    MCI WorldCom, Inc.(a) ..........................        1,760,937
                                                                    ------------
                                                                       5,213,187
                                                                    ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 20.2%
     36,000    Cisco Systems, Inc.(a) .........................        2,468,250
     38,000    Computer Sciences Corporation(a) ...............        2,671,875
     21,000    EMC Corporation(a) .............................        1,500,188
     30,000    Intel Corporation ..............................        2,229,375
     20,500    Microsoft Corporation(a) .......................        1,856,531
     45,500    Oracle Corporation(a) ..........................        2,070,250
                                                                    ------------
                                                                      12,796,469
                                                                    ------------
               CONSUMER PRODUCTS -- 11.2%
     21,000    Avon Products, Inc. ............................          521,063
     30,250    Crane Company ..................................          678,734
     19,000    General Electric Company .......................        2,252,687
     15,000    Gillette Company ...............................          509,063
     37,000    Kimberly-Clark Corporation .....................        1,942,500
     35,000    SYSCO Corporation ..............................        1,227,188
                                                                    ------------
                                                                       7,131,235
                                                                    ------------
               DRUGS/MEDICAL EQUIPMENT -- 12.8%
     25,000    Abbott Laboratories ............................          918,750
     22,000    Bristol-Myers Squibb Company ...................        1,485,000
     30,000    Lilly (Eli) & Company ..........................        1,920,000
     29,000    Merck and Company, Inc. ........................        1,879,562
     44,000    Schering-Plough Corporation ....................        1,919,500
                                                                    ------------
                                                                       8,122,812
                                                                    ------------
               ELECTRONICS -- 2.3%
     16,000    Hewlett-Packard Company ........................        1,472,000
                                                                    ------------
               FINANCIAL SERVICES-- 1.6%
     23,250    Citigroup, Inc. ................................        1,023,000
                                                                    ------------
               FIRE SYSTEMS -- 3.7%
     23,000    Tyco International Ltd. ........................        2,374,750
                                                                    ------------
               INSURANCE -- 6.2%
     25,687    American International Group, Inc. .............        2,233,164
     26,500    Jefferson-Pilot Corporation ....................        1,674,469
                                                                    ------------
                                                                       3,907,633
                                                                    ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     Shares    COMMON STOCKS -- 94.4% (Continued)                       Value
--------------------------------------------------------------------------------
               MEDIA -- 3.2%
     30,000    MediaOne Group, Inc.(a) ........................     $  2,049,375
                                                                    ------------
               OIL AND GAS DRILLING -- 7.7%
     42,000    Coastal Corporation ............................        1,719,375
     46,000    Halliburton Company ............................        1,886,000
     12,500    Mobil Corporation ..............................        1,259,375
                                                                    ------------
                                                                       4,864,750
                                                                    ------------
               RETAIL STORES -- 7.9%
     69,000    AutoZone, Inc.(a) ..............................        1,936,312
     37,000    Dayton Hudson Corporation ......................        2,222,312
     12,000    Home Depot, Inc. ...............................          823,500
                                                                    ------------
                                                                       4,982,124
                                                                    ------------
               UTILITIES - TELEPHONE-- 1.5%
     21,000    BellSouth Corporation ..........................          945,000
                                                                    ------------

               TOTAL COMMON STOCKS (COST $39,177,199)               $ 59,894,398
                                                                    ------------

================================================================================
     Shares    MONEY MARKETS -- 6.4%                                    Value
--------------------------------------------------------------------------------
  4,066,566    Firstar Stellar Treasury Fund (Cost $4,066,566)      $  4,066,566
                                                                    ------------

               TOTAL INVESTMENTS AT VALUE-- 100.8%
                   (Cost $43,243,765) .........................     $ 63,960,964

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.8)% .        (486,031)
                                                                    ------------

               NET ASSETS-- 100.0% ............................     $ 63,474,933
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
        Par    VIRGINIA FIXED RATE REVENUE AND GENERAL
      Value    OBLIGATION (GO) BONDS -- 97.4%                           Value
--------------------------------------------------------------------------------
               Arlington Co., Virginia, GO,
$   300,000        5.60%, due 08/01/2006 ......................     $    316,866
               Brunswick Co., Virginia, Industrial Dev.
                   Authority, Revenue,
    300,000        5.45%, due 07/01/2006 ......................          311,988
               Chesterfield Co., Virginia, GO,
    350,000        6.25%, due 07/15/2005 ......................          368,473
    750,000        4.00%, due 01/01/2006 ......................          720,225
               Fairfax Co., Virginia, GO,
    140,000        5.60%, due 05/01/2003 ......................          141,620
    210,000        5.60%, due 05/01/2003 ......................          212,409
    600,000        5.00%, due 06/01/2014 ......................          574,680
               Fairfax Co., Virginia, Park Authority, Revenue,
    300,000        6.25%, due 07/15/2005 ......................          317,433
               Fairfax Co., Virginia, Sewer, Revenue,
    350,000        5.625%, due 07/15/2008 .....................          367,665
               Hanover Co., Virginia, Industrial Dev.
                   Authority, Revenue,
    225,000        6.25%, due 10/01/2011 ......................          236,421
               Henrico Co., Virginia, GO,
    500,000        4.70%, due 01/15/2002 ......................          505,815
               Henrico Co., Virginia, Water and Sewer, Revenue,
    740,000        5.25%, due 05/01/2011 ......................          725,200
    500,000        4.625%, due 05/01/2017 .....................          433,750
               James City Co., Virginia, GO,
    500,000        5.25%, due 12/15/2015 ......................          486,140
               Loudoun Co., Virginia, GO,
    300,000        5.50%, due 06/01/2009 ......................          311,496
               Lynchburg, Virginia, GO,
    500,000        5.30%, due 05/01/2014 ......................          494,870
               Medical College of Virginia Hospitals Authority,
                   Revenue,
    700,000        5.00%, due 07/01/2013 ......................          669,732
               Newport News, Virginia, GO,
    400,000        5.15%, due 01/01/2010 ......................          401,408
               Norfolk, Virginia, GO,
    500,000        5.25%, due 06/01/2008 ......................          507,300
    300,000        5.75%, due 06/01/2011 ......................          310,029
    500,000        5.375%, due 06/01/2014 .....................          498,205
               Petersburg, Virginia, GO,
    500,000        5.125%, due 01/15/2013 .....................          491,220
               Peumansend Creek, Virginia, Regional Jail
                   Authority, Revenue,
    300,000        5.75%, due 06/01/2017 ......................          301,518
               Pittsylvania Co., Virginia, GO,
    300,000        5.65%, due 07/01/2006 ......................          318,915
               Pocahontas Parkway Assoc., Virginia Toll Road,
                   Revenue,
    900,000        5.00%, due 08/15/2005 ......................          885,573
               Portsmouth, Virginia, GO,
    800,000        5.00%, due 08/01/2017 ......................          736,904
               Prince William Co., Virginia, Park Authority,
                   Revenue,
    250,000        6.10%, due 10/15/2004 ......................          266,628
               Prince William Co., Virginia, Service Authority
                   Water & Sewer, Revenue,
    500,000        5.00%, due 07/01/2003 ......................          510,760

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
        Par    VIRGINIA FIXED RATE REVENUE AND GENERAL
      Value    OBLIGATION (GO) BONDS -- 97.4% (Continued)               Value
--------------------------------------------------------------------------------
               Richmond, Virginia, GO,
$   400,000        6.25%, due 01/15/2018 ......................     $    412,984
               Richmond, Virginia, Metropolitan Authority,
                   Expressway, Revenue,
    500,000        6.05%, due 07/15/2005 ......................          528,830
               Richmond, Virginia, Redev. & Housing Authority,
                   Revenue,
    500,000        5.00%, due 03/01/2018 ......................          461,990
               Riverside, Virginia, Regional Jail Authority,
                   Revenue,
    300,000        5.30%, due 07/01/2002 ......................          307,767
               Roanoke, Virginia, GO,
  1,000,000        5.00%, due 08/01/2009 ......................        1,000,641
    300,000        6.40%, due 08/01/2012 ......................          319,416
               Roanoke, Virginia, Industrial Dev. Authority,
                   Hospital, Revenue,
    985,000        3.75%, floating rate, due 07/01/2019 .......          985,000
               Spotsylvania Co., Virginia, GO,
    400,000        5.75%, due 07/15/2011 ......................          421,736
               Suffolk, Virginia, GO,
    350,000        5.80%, due 06/01/2011 ......................          365,820
               University of Virginia, Revenue,
  1,000,000        5.25%, due 06/01/2012 ......................          999,010
               Upper Occoquan, Virginia, Sewer Authority,
                   Revenue,
    700,000        5.00% due 07/01/2015 .......................          657,055
               Virginia Beach, Virginia, GO,
  1,000,000        5.25%, due 08/01/2010 ......................        1,013,130
    325,000        6.20%, due 09/01/2013 ......................          353,701
               Virginia College Building Authority, Educational
                   Facilities, Revenue,
    985,000        3.80%, floating rate, due 11/01/2026 .......          985,000
               Virginia Polytechnic Institute and State
                   University, Revenue,
    625,000        5.45%, due 06/01/2013 ......................          625,806
               Virginia State, GO,
    500,000        5.25%, due 07/01/2011 ......................          503,660
    500,000        5.375%, due 06/01/2015 .....................          497,605
               Virginia State Housing Dev. Authority,
                   Commonwealth Mortgages, Revenue,
    150,000        5.60%, due 01/01/2002 ......................          151,953
               Virginia State Housing Dev. Authority,
                   Multi-Family, Revenue,
    150,000        6.60%, due 11/01/2012 ......................          159,190
    150,000        6.30%, due 11/01/2015 ......................          156,408
               Virginia State Public Building Authority,
                   Revenue,
    500,000        6.00%, due 08/01/2003 ......................          519,425
               Virginia State Resource Authority, Solid Waste
                   Disposal System, Revenue,
    500,000        5.50%, due 04/01/2015 ......................          490,300
               Virginia State Transportation Board, Revenue,
    350,000        6.25%, due 05/15/2012, prerefunded 05/15/2004         377,583
    650,000        5.125%, due 05/15/2006 .....................          650,182
               Virginia State University - Virginia Commonwealth
                   University, Revenue,
    250,000        5.75%, due 05/01/2006 ......................          263,985
               Winchester, Virginia, Industrial Dev. Authority,
                    ducational Facilities, Revenue,
    500,000        5.00%, due 10/01/2018 ......................          454,305
               York Co., Virginia, Certificates of
                    articipation, Revenue,
    250,000        6.625%, due 03/01/2012 .....................          257,315
                                                                    ------------

               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                    BLIGATION (GO) BONDS (COST $26,538,392) ...     $ 26,343,040
                                                                    ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     Shares    MONEY MARKETS -- 2.6%                                    Value
--------------------------------------------------------------------------------
    696,665    Firstar Tax-Free Fund (Cost $696,665) ..........     $    696,665
                                                                    ------------

               TOTAL INVESTMENTS AT VALUE-- 100.0%
                   (COST $27,235,057) .........................     $ 27,039,705

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0% ...            5,064
                                                                    ------------

               NET ASSETS-- 100.0% ............................     $ 27,044,769
                                                                    ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999 (UNAUDITED)
================================================================================
     Shares    COMMON STOCKS -- 94.5%                                   Value
--------------------------------------------------------------------------------
               AUSTRALIA -- 1.7%
     85,700    Australia and New Zealand Banking Group Ltd. ...     $    573,260
    129,787    Coca-Cola Amatil Ltd. ..........................          455,681
                                                                    ------------
                                                                       1,028,941
                                                                    ------------
               CANADA -- 3.1%
     18,100    BCE, Inc. ......................................          899,149
     17,500    Manulife Financial Corporation(a) ..............          209,000
     18,400    The Seagram Company Ltd. .......................          836,421
                                                                    ------------
                                                                       1,944,570
                                                                    ------------
               FRANCE -- 6.7%
      5,760    Carrefour SA ...................................          922,000
      8,970    Suez Lyonnaise des Eaux ........................        1,452,064
     11,129    Valeo SA .......................................          805,370
     14,055    Vivendi ........................................          987,177
                                                                    ------------
                                                                       4,166,611
                                                                    ------------
               GERMANY -- 9.6%
     28,626    Bayerische Motoren Werke (BMW) AG ..............          812,470
     23,691    Hoechst AG .....................................        1,031,945
     13,471    Mannesmann AG ..................................        2,151,992
     25,110    Metallgesellschaft AG ..........................          498,741
     10,490    Siemens AG .....................................          866,377
     10,835    Veba AG ........................................          605,812
                                                                    ------------
                                                                       5,967,337
                                                                    ------------
               GREECE -- 0.5%
     14,200    Hellenic Telecommunications Organization SA (OTE)         331,389
                                                                    ------------
               HONG KONG -- 0.9%
     57,000    Hutchison Whampoa Ltd. .........................          530,169
                                                                    ------------
               INDIA -- 0.1%
      2,020    Richter Gedeon Rt. - GDR .......................           80,988
                                                                    ------------
               ITALY -- 6.6%
    330,623    Banca Nazionale del Lavoro (BNL)(a) ............        1,183,102
      9,100    Banca Popolare di Bergamo Credito Varesino SpA .          201,583
    156,522    Credito Italiano SpA ...........................          765,134
    116,200    Mediaset SpA ...................................        1,186,791
     93,925    Telecom Italia SpA .............................          816,246
                                                                    ------------
                                                                       4,152,856
                                                                    ------------
               JAPAN -- 28.6%
    141,000    Fuji Bank Ltd. .................................        1,713,666
     29,000    Fujitsu Ltd. ...................................          904,292
     11,000    Ito-Yokado Company Ltd. ........................          909,176
     36,000    Kao Corporation ................................        1,017,751
     13,000    Murata Manufacturing Company Ltd. ..............        1,306,471
     35,000    Nikko Securities Company Ltd. ..................          295,858
         46    Nippon Telegraph and Telephone Corporation .....          565,981
     27,000    Nomura Securities Company Ltd. .................          418,428
        175    NTT Mobile Communication Network, Inc. .........        3,451,677
                                                                    ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     Shares    COMMON STOCKS -- 94.5% (Continued)                       Value
--------------------------------------------------------------------------------
               JAPAN-- 28.6% (CONTINUED)
      7,000    Rohm Company ...................................     $  1,462,853
    167,000    Sakura Bank Ltd. ...............................        1,254,814
     45,000    Sanwa Bank Ltd. ................................          602,282
      1,070    Shohkoh Fund & Company Ltd. ....................          798,957
     18,000    Takeda Chemical Industries .....................          972,105
      3,700    Takefugi Corporation ...........................          616,145
      6,000    TDK Corporation ................................          694,844
     42,000    Toshiba Corporation ............................          312,821
     13,000    Yamanouchi Pharmaceutical Company Ltd. .........          609,280
                                                                    ------------
                                                                      17,907,401
                                                                    ------------
               KOREA -- 0.4%
      6,100    Korea Telecom Corporation - ADR ................          225,700
                                                                    ------------
               NETHERLANDS -- 9.7%
      4,886    Equant(a) ......................................          397,554
     13,500    Gucci Group NV - ADR ...........................        1,127,250
     43,299    KPN NV .........................................        1,897,568
      5,057    Laurus NV ......................................          116,343
     13,310    Royal Dutch Petroleum Company ..................          772,546
     22,128    Vendex International NV ........................          636,291
     32,770    VNU NV .........................................        1,137,742
                                                                    ------------
                                                                       6,085,294
                                                                    ------------
               NEW ZEALAND -- 1.0%
    164,229    Telecom Corporation of New Zealand Ltd. ........          647,084
                                                                    ------------
               PHILIPPINES -- 0.3%
    540,000    Filinvest Land, Inc.(a) ........................           39,609
     24,192    Metropolitan Bank & Trust Company(a) ...........          177,447
                                                                    ------------
                                                                         217,056
                                                                    ------------
               PORTUGAL -- 0.7%
      9,907    Portugal Telecom SA ............................          412,331
                                                                    ------------
               SPAIN -- 3.6%
     38,954    Argentaria SA ..................................          857,101
      7,946    Banco Popular Espanol SA .......................          548,792
     51,486    Telefonica SA ..................................          824,134
                                                                    ------------
                                                                       2,230,027
                                                                    ------------
               SWEDEN -- 1.8%
     45,532    Hennes and Mauritz AB - Class B ................        1,146,909
                                                                    ------------
               SWITZERLAND -- 2.9%
      2,041    Clariant AG ....................................          924,884
        581    Novartis AG ....................................          861,859
                                                                    ------------
                                                                       1,786,743
                                                                    ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     Shares    COMMON STOCKS -- 94.5% (Continued)                       Value
--------------------------------------------------------------------------------
               UNITED KINGDOM -- 16.3%
    202,380    British Aerospace PLC ..........................     $  1,334,032
     89,143    British American Tobacco PLC ...................          761,204
     66,611    British Sky Broadcasting Group PLC .............          642,852
     94,155    Diageo PLC .....................................          965,273
     44,073    Glaxo Wellcome PLC .............................        1,159,164
     53,979    Imperial Chemical Industries PLC ...............          594,284
     52,788    Railtrack Group PLC ............................        1,098,009
     91,744    Reed International PLC .........................          552,624
    168,537    Somerfield PLC .................................          356,670
    115,529    Vodafone Group PLC .............................        2,734,104
                                                                    ------------
                                                                      10,198,216
                                                                    ------------

               TOTAL COMMON STOCKS-- 94.5% (COST $44,061,407)       $ 59,059,622

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 5.5% ...        3,449,128
                                                                    ------------

               NET ASSETS-- 100.0% ............................     $ 62,508,750
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.